MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
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STRUCTURAL OVERVIEW
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OFFERED CERTIFICATES

                               INITIAL                          APPROX.
            EXPECTED         CERTIFICATE        APPROX.       PERCENTAGE
             RATINGS      PRINCIPAL BALANCE  TOTAL INITIAL    OF INITIAL        WEIGHTED        PRINCIPAL    ASSUMED FINAL
         ---------------     OR NOTIONAL         CREDIT        MORTGAGE         AVERAGE          WINDOW      DISTRIBUTION
  CLASS   MOODY'S   S&P       AMOUNT (1)        SUPPORT      POOL BALANCE   LIFE (YEARS)(2)   (MO./YR.)(2)      DATE(2)   RATE TYPE
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    A-1     Aaa    AAA        $ 50,000,000      20.000%          4.397%          2.778         04/05-07/09       7/2009       (3)
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    A-2     Aaa    AAA        $228,186,000      20.000%         20.065%          4.641         07/09-03/10       3/2010       (3)
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    A-3     Aaa    AAA        $ 40,623,000      20.000%          3.572%          6.502         02/11-02/12       2/2012       (3)
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   A-SB     Aaa    AAA        $ 42,997,000      20.000%          3.781%          7.328         03/10-07/14       7/2014       (3)
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    A-4     Aaa    AAA        $332,815,000      20.000%         29.265%          9.636         07/14-01/15       1/2015       (3)
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   A-1A     Aaa    AAA        $215,188,000      20.000%         18.922%          8.473         04/05-01/15       1/2015       (3)
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    AJ      Aaa    AAA        $ 61,128,000      14.625%          5.375%          9.832         01/15-03/15       3/2015       (3)
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     B      Aa2    AA         $ 32,696,000      11.750%          2.875%          9.953         03/15-03/15       3/2015       (3)
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     C      Aa3    AA-        $  9,951,000      10.875%          0.875%          9.953         03/15-03/15       3/2015       (3)
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     D       A2    A          $ 21,323,000       9.000%          1.875%          9.953         03/15-03/15       3/2015       (3)
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    XP      Aaa    AAA        $         (5)         N/A            N/A            N/A               N/A           N/A       Variable
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NON-OFFERED CERTIFICATES

                                                                      APPROX.
                                    INITIAL            APPROX.      PERCENTAGE
         EXPECTED RATINGS         CERTIFICATE       TOTAL INITIAL   OF INITIAL      WEIGHTED     PRINCIPAL  ASSUMED FINAL
        -------------------  PRINCIPAL BALANCE OR       CREDIT       MORTGAGE     AVERAGE LIFE    WINDOW    DISTRIBUTION
 CLASS   MOODY'S     S&P      NOTIONAL AMOUNT(1)       SUPPORT     POOL BALANCE    (YEARS)(2)  (MO./YR.)(2)    DATE(2)     RATE TYPE
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    E       (4)      (4)       $     12,795,000         7.875%         1.125%           (4)          (4)          (4)         (3)
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    F       (4)      (4)       $     18,480,000         6.250%         1.625%           (4)          (4)          (4)         (3)
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    G       (4)      (4)       $     11,373,000         5.250%         1.000%           (4)          (4)          (4)         (3)
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    H       (4)      (4)       $     14,216,000         4.000%         1.250%           (4)          (4)          (4)         (3)
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    J       (4)      (4)       $      7,107,000         3.375%         0.625%           (4)          (4)          (4)         (3)
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    K       (4)      (4)       $      5,687,000         2.875%         0.500%           (4)          (4)          (4)         (3)
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    L       (4)      (4)       $      4,264,000         2.500%         0.375%           (4)          (4)          (4)         (3)
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    M       (4)      (4)       $      4,265,000         2.125%         0.375%           (4)          (4)          (4)         (3)
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    N       (4)      (4)       $      2,843,000         1.875%         0.250%           (4)          (4)          (4)         (3)
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    P       (4)      (4)       $      5,687,000         1.375%         0.500%           (4)          (4)          (4)         (3)
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    Q       (4)      (4)       $     15,637,494         0.000          1.375%           (4)          (4)          (4)         (3)
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    XC      (4)      (4)       $  1,137,261,494(5)       N/A            N/A             (4)          (4)          (4)       Variable
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(1)   In the case of each such class, subject to a permitted variance of plus or minus 5.0%.

(2)   As of the cut-off date. The weighted average life, principal window and assumed final distribution date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates
      (except in the case of loans with anticipated repayment dates (ARD loans)
      which are assumed to prepay on their anticipated repayment dates) and the other Modeling Assumptions described in the prospectus supplement.

(3)   The pass-through rates on the class A-1, A-2, A-3, A-SB, A-4, A-1A, AJ,
      B, C, D, E, F, G, H, J, K, L, M, N, P and Q certificates will equal any one of (i) a fixed rate, (ii) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve
      30-day months), (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) and (iv)
      the weighted average of certain net mortgage rates on the mortgage loans
      (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), less a specified percentage.

(4)   Not offered pursuant to the prospectus and prospectus supplement. Any information provided herein regarding the characteristics of these certificates is provided only to enhance your understanding of the offered certificates.

(5)   The class XC and class XP certificates will not have certificate principal balances and their holders will not receive distributions of principal, but such holders will be entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the class XC and class XP certificates, as described in the prospectus supplement. The interest rate applicable to each component of the class XC and class XP certificates for each distribution date will equal the rate specified in the prospectus supplement.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
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TRANSACTION TERMS
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NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS
      ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT.

ISSUE TYPE          Sequential pay REMIC. Class A-1, A-2, A-3, A-SB, A-4, A-1A, AJ, B, C, D and XP
                    certificates are offered publicly. All other certificates will be privately placed with qualified institutional buyers or with institutional accredited investors.

CUT-OFF DATE        References in this term sheet to the "cut-off date" mean, with respect to each mortgage loan, except as provided below, the related due date of that mortgage loan in March 2005 or, with respect to those mortgage loans, if any, that were originated in February 2005, and have their respective first payment dates in April 2005, March
                    1, 2005 or, with respect to those mortgage loans, if any, that were originated in
                    March 2005 and have their respective first payment dates in May 2005, their respective dates of origination. Any payments or collections that represent amounts due on or before that date will not belong to the trust fund.

MORTGAGE POOL       The mortgage pool consists of 86 mortgage loans with an aggregate initial mortgage pool balance of $1,137,261,494, subject to a variance of plus or minus 5.0%. The mortgage loans are secured by mortgaged real properties located throughout 31 states.

LOAN GROUPS         For purposes of making distributions to the class A-1, A-2, A-3, A-SB, A-4 and A-1A certificates, the pool of mortgage loans will be deemed to consist of two distinct groups, loan group 1 and loan group 2. Loan group 1 will consist of 72 mortgage loans, representing approximately 81.1% of the initial mortgage pool balance and that are secured by the various property types that make up the collateral for those mortgage loans, and loan group 2 will consist of 14 mortgage loans, representing approximately 18.9% of the initial mortgage pool balance and that are secured by multifamily and manufactured housing community properties (approximately 84.4% of all the mortgage loans secured by multifamily properties and approximately 100% of all the mortgage loans secured by manufactured housing community properties).

ISSUER              Merrill Lynch Mortgage Trust 2005-MKB2

DEPOSITOR           Merrill Lynch Mortgage Investors, Inc.

MORTGAGE LOAN       Merrill Lynch Mortgage Lending, Inc (MLML)......63.7% of initial mortgage pool balance
SELLERS             Bank of America, N.A. (BOA) ....................19.5% of initial mortgage pool balance
                    KeyBank National Association (KEY) .............16.8% of initial mortgage pool balance

UNDERWRITERS        Merrill Lynch, Pierce, Fenner & Smith Incorporated
                    Banc of America Securities LLC
                    KeyBanc Capital Markets, a Division of McDonald Investments Inc.
                    J.P. Morgan Securities Inc.
                    Morgan Stanley & Co. Incorporated

TRUSTEE             LaSalle Bank National Association

FISCAL AGENT        ABN AMRO Bank N.V.

MASTER SERVICER     KeyCorp Real Estate Capital Markets, Inc.

SPECIAL SERVICER    Clarion Partners, LLC

RATING AGENCIES     Moody's Investors Service, Inc.
                    Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

DENOMINATIONS       $25,000 minimum for the offered certificates.

CLOSING DATE        On or about March 29, 2005.

SETTLEMENT TERMS    Book-entry through DTC for all offered certificates.

DETERMINATION DATE  For any distribution date, the fourth business day prior to the distribution date.

DISTRIBUTION DATE   The 12th day of each month or, if the 12th day is not a business day, the next succeeding business day, beginning in April 2005.

INTEREST            Each class of offered certificates will be entitled on each distribution date to
DISTRIBUTIONS       interest accrued during the prior calendar month at its pass-through rate for such distribution date on the outstanding certificate balance of such class immediately prior to such distribution date. Interest on the offered certificates will be calculated on the basis of twelve 30-day months and a 360-day year. Interest on the offered certificates will be distributed on each distribution date, to the extent of available funds, in sequential order of class designation, except that the class A-1,
                    A-2, A-3, A-SB, A-4, A-1A, XC and XP are pari passu in entitlement to interest. In general, payments of interest in respect of the class A-1, A-2, A-3, A-SB and A-4 certificates will be made to the extent of available funds attributable to the mortgage loans in loan group 1, payments of interest in respect of the class A-1A certificates will be made to the extent of available funds attributable to the mortgage loans in loan group 2, and payments of interest in respect of the class XC and XP certificates will be made to the extent of available funds attributable to mortgage loans in both loan groups. However, if the application of available funds as described in the preceding sentence would result in an interest shortfall to any of those classes of certificates, then payments of interest will be made with respect to all of those classes on a pro rata (based on amount of interest accrued) and pari passu basis without regard to loan groups.

PRINCIPAL           Except as described below, principal will be distributed on each distribution date,
DISTRIBUTIONS       to the extent of available funds, to the most senior class of sequential pay certificates outstanding until its certificate balance is reduced to zero. Payments of principal will be generally made, to the extent of available funds (i) to the class A-1, A-2, A-3, A-SB and A-4 certificates, in that order, in an amount equal to the funds received or advanced with respect to principal on mortgage loans in loan group 1 and, after the principal balance of the class A-1A certificates has been reduced to zero, the funds received or advanced with respect to principal on mortgage loans in loan group 2, in each case until the principal balance of the subject class of certificates is reduced to zero, and (ii) to the class A-1A certificates, in an amount equal to the funds received or advanced with respect to principal on mortgage loans in loan group 2 and, after the principal balance of the class A-4 certificates has been reduced to zero, the funds received or advanced with respect to principal on mortgage loans in loan group 1, until the principal balance of the class A-1A certificates is reduced to zero.

                    Notwithstanding the foregoing, on any distribution date as of which the principal balance of the class A-SB certificates is required to be paid down to its scheduled principal balance for that distribution date in accordance with a specified schedule that will be annexed to the prospectus supplement, distributions of principal will be made, to the extent of available funds, to reduce the principal balance of the class
                    A-SB certificates to its scheduled principal balance for the subject distribution date, out of the funds received or advanced with respect to principal on mortgage loans in loan group 1 (prior to any distributions of principal from those loan group
                    1 funds to any other class of certificates on that distribution date) and, after the principal balance of the class A-1A certificates has been reduced to zero, out of the funds received or advanced with respect to principal

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
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                    on mortgage loans in loan group 2 (prior to any distributions of principal to any other class of certificates on that distribution date).

                    Following retirement of the class A-1, A-2, A-3, A-SB, A-4 and A-1A certificates, amounts distributable as principal will be distributed on each distribution date, to the extent of available funds, to the class AJ, B, C, D, E, F, G, H, J, K, L, M, N, P and Q certificates, in that order, in each case until the related certificate balance of the subject class of certificates is reduced to zero. If, due to losses, the certificate balances of the class AJ through class Q certificates are reduced to zero, payments of principal to the class A-1, A-2, A-3, A-SB, A-4 and A-1A certificates (to the extent that any two or more of these classes are outstanding)
                    will be made on a pro rata and pari passu basis without regard to loan groups.

LOSSES              Losses realized on the mortgage loans and certain default-related and other unanticipated expenses, if any, will be allocated to the class Q, P, N, M, L, K, J,
                    H, G, F, E, D, C, B and AJ certificates, in that order, and then, on a pro rata and pari passu basis to the class A-1, A-2, A-3, A-SB, A-4 and A-1A certificates.

PREPAYMENT          Any prepayment premiums or yield maintenance charges collected will be distributed to
PREMIUMS AND        certificateholders on the distribution date following the collection period in which
YIELD MAINTENANCE   the prepayment occurred. On each distribution date, the holders of each class of
CHARGES             offered certificates and of the class E, F, G and H certificates then entitled to principal distributions (to the extent such prepayment premium or yield maintenance charge is collected from mortgage loans in the loan group, if applicable, from which such class of certificates is receiving payments of principal) will be entitled to a portion of prepayment premiums or yield maintenance charges equal to the product of
                    (a) the amount of such prepayment premiums or yield maintenance charges, net of workout fees and principal recovery fees payable from it, multiplied by (b) a fraction, which in no event may be greater than 1.0, the numerator of which is equal to the excess, if any, of the pass-through rate of such class of certificates over the relevant discount rate, and the denominator of which is equal to the excess, if any, of the mortgage rate of the prepaid mortgage loan over the relevant discount rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such class of certificates on that distribution date, and the denominator of which is equal to the total principal distribution amount for that distribution date; provided that, if the A-4 and A-1A classes were both outstanding
                    (prior to any distributions) on such distribution date, then the number in clause (c)
                    will be a fraction, the numerator of which is equal to the amount of principal distributable on the subject class of certificates on such distribution date with respect to the loan group that includes the prepaid mortgage loan, and the denominator of which is equal to the portion of the total principal distribution amount for such distribution date that is attributable to the loan group that includes the prepaid mortgage loan.

                    The portion, if any, of the prepayment premiums or yield maintenance charges remaining after any payments described above will be distributed to the holders of the class XC certificates.

                    All prepayment premiums and yield maintenance charges payable as described above will be reduced, with respect to specially serviced mortgage loans, by an amount equal to certain expenses of the trust fund and losses realized in respect of the mortgage loans previously allocated to any class of certificates.

ADVANCES            The master servicer and, if it fails to do so, the trustee (or the fiscal agent if the trustee fails to do so), will be obligated to make P&I advances and servicing advances, including advances of delinquent property taxes and insurance, but only to the extent that such advances are considered recoverable, and, in the case of P&I advances, subject to appraisal reductions that may occur.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

APPRAISAL           If any of certain adverse events or circumstances described in the prospectus
REDUCTIONS          supplement occur or exist with respect to any mortgage loan or the mortgaged real property for any mortgage loan, that mortgage loan will be considered a required appraisal loan. An appraisal reduction will generally be made in the amount, if any, by which the principal balance of the required appraisal loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related mortgaged real property plus all escrows and reserves (including letters of credit) held as additional collateral with respect to the mortgage loan.
                    As a result of calculating an appraisal reduction amount for a given mortgage loan, the interest portion of any P&I advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the certificates.

                    A required appraisal loan will cease to be a required appraisal loan when the related mortgage loan has been brought current for at least three consecutive months and no other circumstances exist which would cause such mortgage loan to be a required appraisal loan.

OPTIONAL            The master servicer, the special servicer and certain certificateholders will have
TERMINATION         the option to terminate the trust, in whole but not in part, and purchase the remaining assets of the trust on or after the distribution date on which the stated principal balance of the mortgage loans is less than approximately 1.0% of the initial mortgage pool balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the mortgage loans, plus accrued and unpaid interest and certain other additional trust fund expenses and the fair market value of any REO properties acquired by the trust following foreclosure.

                    In addition, if, following the date on which the total principal balances of the class A-1, A-2, A-3, A-SB, A-4, A-1A, AJ, B, C, and D certificates are reduced to zero, all of the remaining certificates, except the class R-I and R-II certificates, are held by the same certificateholder, the trust fund may also be terminated, subject to such additional conditions as may be set forth in the pooling and servicing agreement, in connection with an exchange of all the remaining certificates for all the mortgage loans and REO properties remaining in the trust fund at the time of exchange.

CONTROLLING CLASS   The class of sequential pay certificates (a) which bears the latest alphabetical class designation and (b) the certificate balance of which is not less than 25% of its original certificate balance will be the controlling class of certificates;
                    provided, however, that if no such class of sequential pay certificates satisfies clause (b) above, the controlling class of certificates will be the outstanding class of sequential pay certificates bearing the latest alphabetical class designation. The holders of certificates representing a majority interest in the controlling class will have the right, subject to the conditions described in the prospectus supplement, to replace the special servicer and select a representative that may direct and advise the special servicer on various servicing matters.

ERISA               The offered certificates are expected to be ERISA eligible.

SMMEA               The offered certificates will not be "mortgage-related securities" for the purposes of the Secondary Mortgage Market Enhancement Act of 1984.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

CONTACTS

             MERRILL LYNCH & CO.         BANC OF AMERICA SECURITIES LLC
                John Mulligan                      Bill Hale
            (212) 449-3860 (Phone)           (704) 388-1597 (Phone)
             (212) 738-1491 (Fax)             (704) 388-9677 (Fax)

                  Max Baker                      Geordie Walker
            (212) 449-3860 (Phone)           (704) 388-1597 (Phone)
             (212) 738-1491 (Fax)             (704) 388-9677 (Fax)

                  Rich Sigg                       Chuck Mather
            (212) 449-3860 (Phone)           (704) 388-1597 (Phone)
             (212) 738-1491 (Fax)             (704) 388-9677 (Fax)

                David Rodgers                    Chris Springer
            (212) 449-3611 (Phone)           (704) 388-1597 (Phone)
             (212) 449-3658 (Fax)             (704) 388-9677 (Fax)

                 Glenn Thaler
            (212) 449-4004 (Phone)
             (212) 449-3658 (Fax)

      JPMORGAN             KEYBANC CAPITAL MARKETS       MORGAN STANLEY
     Brian Baker                 Joe Chinnici             Kara McShane
(212) 834-3813 (Phone)     (216) 689-0281 (Phone)    (212) 761-2164 (Phone)
 (212) 834-6598 (Fax)      (216) 689-4233 (Fax)      (212) 507-5062 (Fax)

     Glenn Riis                Audrey Saccardi             Jon Miller
(212) 834-3813 (Phone)     (216) 689-0302 (Phone)    (212) 761-1317 (Phone)
 (212) 834-6598 (Fax)      (216) 689-0950 (Fax)      (212) 507-6994 (Fax)

      Andrew Taylor
(212) 834-3813 (Phone)
 (212) 834-6598 (Fax)

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE

(THE SUM OF THE PERCENTAGE CALCULATIONS MAY NOT EQUAL 100% DUE TO ROUNDING.)

All numerical information provided with respect to the mortgage loans is provided on an approximate basis. All weighted average information provided with respect to the mortgage loans reflects a weighting of the subject mortgage loans based on their respective cut-off date principal balances. When information with respect to the mortgaged real properties is expressed as a percentage of the initial mortgage pool balance, initial loan group 1 balance or initial loan group 2 balance, as the case may be, the percentages are based upon the cut-off date principal balances of the related mortgage loans comprising the mortgage pool, loan group 1 or loan group 2, as the case may be.
If any of the mortgage loans is secured by multiple mortgaged real properties, the cut-off date principal balance has been allocated based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all of the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan and (iii) an allocated loan balance specified in the related loan documents. Unless specifically indicated otherwise, statistical information presented with respect to any mortgage loan in the trust that is part of an A/B loan pair excludes the related non-trust (B-note) mortgage loan(s).

GENERAL CHARACTERISTICS

--------------------------------------------------------------------------------

                                                                                ALL MORTGAGE           LOAN              LOAN
                                                                                   LOANS             GROUP 1           GROUP 2

Initial mortgage pool balance .............................................   $1,137,261,494      $922,072,857      $215,188,637
Number of mortgage loans ..................................................               86                72                14
Number of mortgaged properties ............................................              102                88                14
Percentage of Investment Grade Loans(1) ...................................              8.8%             10.8%              0.0%
Average cut-off date principal balance ....................................   $   13,223,971      $ 12,806,567      $ 15,370,617
Largest cut-off date principal balance ....................................   $   67,760,000      $ 67,760,000      $ 52,000,000
Smallest cut-off date principal balance ...................................   $    1,050,000      $  1,050,000      $  2,588,696
Weighted average mortgage interest rate ...................................           5.4747%           5.5280%           5.2462%
Highest mortgage interest rate ............................................           6.5770%           6.5770%           6.0000%
Lowest mortgage interest rate .............................................           4.2675%           4.2675%           4.8750%
Number of Cross Collateralized Loan Groups ................................                1                 1                 0
Cross Collateralized Mortgage Loans as a % of IPB .........................              1.5%              1.8%              0.0%
Number of Multi Property Mortgage Loans ...................................                4                 4                 0
Multi Property Mortgage Loans as a % of IPB ...............................             15.0%             18.5%              0.0%
Weighted average underwritten DSCR ........................................             1.45x             1.48x             1.33x
Highest underwritten debt service coverage ratio ..........................             2.63x             2.33x             2.63x
Lowest underwritten debt service coverage ratio ...........................             1.17x             1.17x             1.22x
Weighted average cut-off date loan-to-value ratio .........................             72.0%             71.0%             76.5%
Highest cut-off date loan-to-value ratio ..................................             80.0%             80.0%             80.0%
Lowest cut-off date loan-to-value ratio ...................................             46.9%             46.9%             63.1%
Weighted average original term to maturity or anticipated repayment date
 (months) .................................................................              107               107               110
Longest original term to maturity or anticipated repayment date (months) ..              178               178               121
Shortest original term to maturity or anticipated repayment date (months) .               52                52                60
Weighted average remaining term to maturity or anticipated repayment date
 (months) .................................................................              105               104               107
Longest remaining term to maturity or anticipated repayment date (months) .              177               177               121
Shortest remaining term to maturity or anticipated repayment date (months).               52                52                58

See "Summary of Prospectus Supplement--The Mortgage Loans and the Mortgaged
Real Properties--Additional Statistical Information" for a similar table with additional information regarding certain of the mortgage loans.

---------------------
(1)  It has been confirmed by S&P and Moody's, in accordance with their respective methodologies, that the American Express Building mortgage loan has credit characteristics consistent with investment-grade rated obligations. It has been confirmed by Moody's, in accordance with its methodologies, that the AFR Citicorp Portfolio has credit characteristics consistent with investment-grade obligations.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

                PROPERTY TYPE BY STATE MATRIX FOR MORTGAGE POOL
--------------------------------------------------------------------------------

                                                          % OF INITIAL MORTGAGE POOL BALANCE BY PROPERTY TYPE

                      % OF INITAL
                      MORTGAGE POOL                                                                  MANUFACTURED    MIXED     SELF
         STATE           BALANCE     RETAIL    OFFICE    MULTIFAMILY    HOSPITALITY    INDUSTRIAL      HOUSING        USE    STORAGE

Florida ............       15.2        5.8       0.4         1.7            1.8            --            4.6          0.9       --
California .........       12.3        4.5       6.5          --             --            --             --          0.9      0.4
 Southern(1) .......       11.3        3.5       6.5          --             --            --             --          0.9      0.4
 Northern(1) .......        1.0        1.0        --          --             --            --             --           --       --
Connecticut ........        7.2        2.9        --          --             --           4.3             --           --       --
North Carolina .....        6.6        0.3       6.0          --            0.3            --             --           --       --
Texas ..............        6.0        2.0       1.4         0.9            1.6            --             --           --       --
New York ...........        5.6        1.6       2.8          --             --            --             --          1.2       --
Arizona ............        4.6        2.7       0.4         0.8            0.7            --             --           --       --
Virginia ...........        4.6         --        --         4.6             --            --             --           --       --
Maryland ...........        4.3         --        --          --            4.3            --             --           --       --
Kentucky ...........        4.1         --       3.9          --            0.2            --             --           --       --
Massachusetts ......        3.7        2.0        --         1.7             --            --             --           --       --
Georgia ............        3.3         --        --         3.3             --            --             --           --       --
Washington .........        2.3         --       1.9         0.4             --            --             --           --       --
Colorado ...........        2.2        2.2        --          --             --            --             --           --       --
Michigan ...........        2.1        1.5        --         0.6             --            --             --           --       --
Ohio ...............        2.1        0.8        --         1.3             --            --             --           --       --
Idaho ..............        1.9         --       1.9          --             --            --             --           --       --
Illinois ...........        1.5        1.3        --         0.2             --            --             --           --       --
Oregon .............        1.3         --        --          --            0.6           0.7             --           --       --
Pennsylvania .......        1.3        0.6        --         0.6             --            --             --           --       --
Louisiana ..........        1.2        1.2        --          --             --            --             --           --       --
New Hampshire.......        1.2         --       0.9          --            0.3            --             --           --       --
New Mexico .........        1.0        0.3        --         0.7             --            --             --           --       --
Utah ...............        0.8        0.8        --          --             --            --             --           --       --
South Carolina .....        0.8        0.8        --          --             --            --             --           --       --
Missouri ...........        0.7        0.7        --          --             --            --             --           --       --
Indiana ............        0.5        0.5        --          --             --            --             --           --       --
Hawaii .............        0.5        0.5        --          --             --            --             --           --       --
Arkansas ...........        0.4         --        --          --            0.4            --             --           --       --
Tennessee ..........        0.4        0.4        --          --             --            --             --           --       --
West Virginia ......        0.2         --        --          --            0.2            --             --           --       --
                          -----       ----      ----        ----           ----           ---            ---          ---      ---
Total ..............      100.0%      33.5%     26.1%       17.0%          10.5%          5.0%           4.6%         3.0%     0.4%
                          =====       ====      ====        ====           ====           ===            ===          ===      ===

---------------------
(1)  For purposes of determining whether a mortgaged real property is located in
     Northern California or Southern California, Northern California includes areas with zip codes of 93600 and above and Southern California includes areas below 93600.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

                                                                       CUT-OFF DATE     % OF INITIAL
                                                        NUMBER OF       PRINCIPAL     MORTGAGE POOL
                                                    MORTGAGE LOANS       BALANCE         BALANCE

Fully IO Loans(1).................................         8          $106,340,000          9.4%
Partial IO Loans(2)...............................        23          $451,238,369         39.7%
Single Tenant ....................................        18          $215,255,642         18.9%
Loans (greater than)  50% Single Tenant ..........        27          $295,749,776         26.0%
Current Secondary Debt ...........................         3          $157,760,000         13.9%
Future Secondary Debt Permitted ..................        16          $231,937,749         20.4%
Lockbox ..........................................        46          $837,460,740         73.6%
Escrow Type(3)
 TI/LC Reserves(4)................................        31          $398,566,348         51.9%
 Real Estate Tax .................................        67          $747,643,129         70.1%
 Insurance .......................................        57          $719,393,144         63.3%
 Replacement Reserves ............................        62          $775,154,353         68.2%

SELECT CHARACTERISTICS OF LOAN GROUP 1

--------------------------------------------------------------------------------

                                                                       CUT-OFF DATE     % OF INITIAL
                                                        NUMBER OF       PRINCIPAL      LOAN GROUP 1
                                                    MORTGAGE LOANS       BALANCE         BALANCE

Fully IO Loans(1).................................         6          $ 86,090,000          9.3%
Partial IO Loans(2)...............................        18          $297,158,369         32.2%
Single Tenant ....................................        18          $215,255,642         23.3%
Loans (greater than)  50% Single Tenant ..........        27          $295,749,776         32.1%
Current Secondary Debt ...........................         1          $ 67,760,000          7.3%
Future Secondary Debt Permitted ..................        14          $211,687,749         23.0%
Lockbox ..........................................        43          $695,460,740         75.4%
Escrow Type(3)
 TI/LC Reserves(4)................................        31          $398,566,348         51.9%
 Real Estate Tax .................................        54          $634,454,492         68.8%
 Insurance .......................................        45          $566,954,508         61.5%
 Replacement Reserves ............................        52          $638,815,717         69.3%

SELECT CHARACTERISTICS OF LOAN GROUP 2

--------------------------------------------------------------------------------

                                                                       CUT-OFF DATE     % OF INITIAL
                                                        NUMBER OF       PRINCIPAL      LOAN GROUP 2
                                                    MORTGAGE LOANS       BALANCE         BALANCE

Fully IO Loans ...................................         2          $ 20,250,000          9.4%
Partial IO Loans .................................         5          $154,080,000         71.6%
Single Tenant ....................................         0          $          0          0.0%
Loans (greater than)  50% Single Tenant ..........         0          $          0          0.0%
Current Secondary Debt ...........................         2          $ 90,000,000         41.8%
Future Secondary Debt Permitted ..................         2          $ 20,250,000          9.4%
Lockbox ..........................................         3          $142,000,000         66.0%
Escrow Type(3)
 Real Estate Tax .................................        13          $163,188,637         75.8%
 Insurance .......................................        12          $152,438,637         70.8%
 Replacement Reserves ............................        10          $136,338,637         63.4%

---------------------
(1)  Does not include 1 mortgage loan (2.9% of the initial mortgage pool balance and 3.6% of the initial loan group 1 balance) which is an ARD loan and requires the payment of interest only on each due date through its anticipated repayment date.

(2)  Includes 7 mortgage loans (3.9% of the initial mortgage pool balance and
     4.9% of the initial loan group 1 balance) which are ARD loans, and require the payment of interest only on each due date until the expiration of a designated period and the amortization of principal following this expiration.

(3)  Does not include mortgage loans with upfront reserves.

(4)  TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use and industrial properties.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

                      CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------------
           RANGE OF              # OF        AGGREGATE
        CUT-OFF DATE          MORTGAGE     CUT-OFF DATE    % OF
          BALANCES              LOANS      BALANCE ($)     POOL

   1,050,000 - 2,999,999          9          17,258,489     1.5
   3,000,000 - 3,999,999         10          34,793,957     3.1
   4,000,000 - 4,999,999          9          39,710,560     3.5
   5,000,000 - 5,999,999          6          33,251,660     2.9
   6,000,000 - 6,999,999          3          19,635,245     1.7
   7,000,000 - 7,999,999          9          66,882,837     5.9
   8,000,000 - 9,999,999          8          71,811,407     6.3
 10,000,000 - 12,999,999          9          98,345,457     8.6
 13,000,000 - 19,999,999          9         145,512,402    12.8
 20,000,000 - 49,999,999          8         239,973,690    21.1
 50,000,000 - 67,760,000          6         370,085,789    32.5
----------------------------     --      --------------   -----
 TOTAL:                          86      $1,137,261,494   100.0%
----------------------------     --      --------------   -----
  Min: $1,050,000   Max:$67,760,000   Average: $13,223,971

      ORIGINAL TERM TO STATED MATURITY/ARD (MOS)
-------------------------------------------------------
                     # OF        AGGREGATE
     RANGE OF     MORTGAGE     CUT-OFF DATE    % OF
 ORIGINAL TERMS     LOANS      BALANCE ($)     POOL

     52 - 60         12         250,683,963    22.0
     61 - 84          5          75,708,299     6.7
    85 - 120         67         738,956,811    65.0
    121 - 178         2          71,912,420     6.3
----------------     --      --------------   -----
 TOTAL:              86      $1,137,261,494   100.0%
----------------     --      --------------   -----
  Min: 52 mos. Max: 178 mos.  Wtd. Avg.: 107 mos.

    REMAINING TERM TO STATED MATURITY/ARD (MOS)
---------------------------------------------------
   RANGE OF      # OF        AGGREGATE
  REMAINING   MORTGAGE     CUT-OFF DATE    % OF
    TERMS       LOANS      BALANCE ($)     POOL

   52 - 84       17         326,392,263    28.7
   85 - 119      55         614,856,811    54.1
  120 - 177      14         196,012,420    17.2
------------     --      --------------   -----
 TOTAL:          86      $1,137,261,494   100.0%
------------     --      --------------   -----
 Min: 52 mos.  Max: 177 mos.  Wtd. Avg.:105 mos.

         CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
-------------------------------------------------------
     RANGE OF       # OF        AGGREGATE
  CUT-OFF DATE   MORTGAGE     CUT-OFF DATE    % OF
   LTV RATIOS      LOANS      BALANCE ($)     POOL

  46.9 - 49.9        1           3,140,633     0.3
  50.0 - 59.9        5          81,476,677     7.2
  60.0 - 64.9       14         111,593,287     9.8
  65.0 - 69.9       12         261,786,482    23.0
  70.0 - 74.9       17         205,304,168    18.1
  75.0 - 79.9       26         309,061,877    27.2
  80.0 - 80.0       11         164,898,369    14.5
---------------     --      --------------   -----
 TOTAL:             86      $1,137,261,494   100.0%
---------------     --      --------------   -----
  Min:46.9%    Max: 80.0%    Wtd. Avg.: 72.0%

              ORIGINAL AMORTIZATION TERM (MOS)
------------------------------------------------------------
  RANGE OF ORIGINAL      # OF        AGGREGATE
    AMORTIZATION      MORTGAGE     CUT-OFF DATE    % OF
        TERMS           LOANS      BALANCE ($)     POOL

    Interest Only         8         106,340,000     9.4
   Interest Only ARD      1          33,040,000     2.9
       240 - 299          1           8,247,459     0.7
       300 - 329          6         110,388,684     9.7
       330 - 360         70         879,245,351    77.3
--------------------     --      --------------   -----
 TOTAL:                  86      $1,137,261,494   100.0%
--------------------     --      --------------   -----
 Min: 240 mos.    Max: 360 mos.   Wtd. Avg.: 352 mos.1

             REMAINING AMORTIZATION TERM (MOS)
------------------------------------------------------------
       RANGE OF
      REMAINING          # OF        AGGREGATE
    AMORTIZATION      MORTGAGE     CUT-OFF DATE    % OF
        TERMS           LOANS      BALANCE ($)     POOL

  Interest Only           8         106,340,000     9.4
   Interest Only ARD      1          33,040,000     2.9
       236 - 360         77         997,881,494    87.7
--------------------     --      --------------   -----
 TOTAL:                  86      $1,137,261,494   100.0%
--------------------     --      --------------   -----
 Min: 236 mos.     Max: 360 mos.  Wtd. Avg.: 308 mos.1

       LOAN-TO-VALUE RATIO AT MATURITY/ARD (%)
------------------------------------------------------
    RANGE OF       # OF        AGGREGATE
 MATURITY/ARD   MORTGAGE     CUT-OFF DATE    % OF
  LTV RATIOS      LOANS      BALANCE ($)     POOL

  36.6 - 49.9       5          43,119,523     3.8
  50.0 - 54.9      10          73,938,260     6.5
  55.0 - 59.9      13         206,615,076    18.2
  60.0 - 62.4       9         161,594,097    14.2
  62.5 - 64.9      11         175,556,115    15.4
  65.0 - 67.4      20         164,646,358    14.5
  67.5 - 69.9       8         162,270,000    14.3
  70.0 - 75.6      10         149,522,065    13.1
--------------     --      --------------   -----
 TOTAL:            86      $1,137,261,494   100.0%
--------------     --      --------------   -----
 Min: 36.6%    Max: 75.6%       Wtd. Avg.: 63.3%

             DEBT SERVICE COVERAGE RATIO (X)
---------------------------------------------------------
                      # OF        AGGREGATE
                   MORTGAGE     CUT-OFF DATE    % OF
  RANGE OF DSCRS     LOANS      BALANCE ($)     POOL

   1.17 - 1.19         1          66,912,420     5.9
   1.20 - 1.24        10         135,902,186    11.9
   1.25 - 1.29        22         360,444,916    31.7
    1.30 -1.34        11          66,885,089     5.9
   1.35 - 1.39         8          48,150,363     4.2
   1.40 - 1.44         4          21,834,183     1.9
   1.45 - 1.49         4          47,792,020     4.2
   1.50 - 1.59         8          41,836,629     3.7
   1.60 - 1.99        13         291,363,687    25.6
   2.00 - 2.63         5          56,140,000     4.9
-----------------     --      --------------   -----
 TOTAL:               86      $1,137,261,494   100.0%
-----------------     --      --------------   -----
 Min: 1.17x      Max: 2.63x       Wtd. Avg.: 1.45x

                    MORTGAGE RATE (%)
---------------------------------------------------------
                      # OF        AGGREGATE
      RANGE OF     MORTGAGE     CUT-OFF DATE    % OF
  MORTGAGE RATES     LOANS      BALANCE ($)     POOL

  4.2675 - 4.7499      1          33,040,000     2.9
  4.7500 - 4.9999      5          70,250,000     6.2
  5.0000 - 5.2499     16         316,101,723    27.8
  5.2500 - 5.4999     24         247,341,447    21.7
  5.5000 - 5.5999     23         166,318,265    14.6
  5.6000 - 5.6999      3          24,389,769     2.1
  5.7000 - 5.7499      2          11,844,604     1.0
  5.7500 - 5.9999      2          74,260,758     6.5
  6.0000 - 6.2499      3          15,682,378     1.4
  6.2500 - 6.5770      7         178,032,550    15.7
-----------------     --      --------------   -----
 TOTAL:               86      $1,137,261,494   100.0%
-----------------     --      --------------   -----
 Min: 4.2675%    Max: 6.5770%   Wtd. Avg.: 5.4747%

---------------------
(1) Does not include the interest only loan(s).

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       10

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF LOAN GROUP 1
--------------------------------------------------------------------------------

                   CUT-OFF DATE BALANCE ($)
---------------------------------------------------------------
           RANGE OF            # OF      AGGREGATE
        CUT-OFF DATE        MORTGAGE   CUT-OFF DATE   % OF
          BALANCES            LOANS     BALANCE ($)  GROUP 1

   1,050,000 - 2,999,999        7       11,926,287     1.3
   3,000,000 - 3,999,999       10       34,793,957     3.8
   4,000,000 - 4,999,999        8       35,416,274     3.8
   5,000,000 - 5,999,999        5       28,251,660     3.1
   6,000,000 - 6,999,999        2       13,035,245     1.4
   7,000,000 - 7,999,999        6       45,147,036     4.9
   8,000,000 - 9,999,999        6       52,335,059     5.7
 10,000,000 - 12,999,999        8       87,595,457     9.5
 13,000,000 - 19,999,999        9      145,512,402    15.8
 20,000,000 - 49,999,999        7      201,973,690    21.9
 50,000,000 - 67,760,000        4      266,085,789    28.9
--------------------------     --     ------------   -----
 TOTAL:                        72     $922,072,857   100.0%
--------------------------     --     ------------   -----
  Min: $1,050,000   Max: $67,760,000  Average: $12,806,567

      ORIGINAL TERM TO STATED MATURITY/ARD (MOS)
------------------------------------------------------
                      # OF      AGGREGATE
      RANGE OF     MORTGAGE   CUT-OFF DATE   % OF
  ORIGINAL TERMS     LOANS     BALANCE ($)  GROUP 1

     52 - 60          11      239,933,963    26.0
     61 - 84           3       35,119,603     3.8
     85 - 120         57      580,106,871    62.9
    121 - 178          1       66,912,420     7.3
-----------------     --     ------------   -----
 TOTAL:               72     $922,072,857   100.0%
-----------------     --     ------------   -----
 Min: 52 mos.  Max: 178 mos.  Wtd. Avg.: 107 mos.

    REMAINING TERM TO STATED MATURITY/ARD (MOS)
----------------------------------------------------
     RANGE OF       # OF      AGGREGATE
   REMAINING     MORTGAGE   CUT-OFF DATE   % OF
     TERMS         LOANS     BALANCE ($)  GROUP 1

     52 - 84        14      275,053,567    29.8
     85 - 119       47      469,606,871    50.9
    120 - 177       11      177,412,420    19.2
---------------     --     ------------   -----
 TOTAL:             72     $922,072,857   100.0%
---------------     --     ------------   -----
 Min: 52 mos.  Max: 177 mos. Wtd. Avg.: 104mos.

       CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
---------------------------------------------------
    RANGE OF       # OF      AGGREGATE
 CUT-OFF DATE   MORTGAGE   CUT-OFF DATE   % OF
  LTV RATIOS      LOANS     BALANCE ($)  GROUP 1

  46.9 - 49.9       1         3,140,633    0.3
  50.0 - 59.9       5        81,476,677    8.8
  60.0 - 64.9      13       102,093,287   11.1
  65.0 - 69.9       9       234,460,134   25.4
  70.0 - 74.9      16       167,304,168   18.1
  75.0 - 79.9      19       225,699,588   24.5
  80.0 - 80.0       9       107,898,369   11.7
--------------     --      ------------  -----
 TOTAL:            72      $922,072,857  100.0%
--------------     --      ------------  -----
 Min: 46.9%   Max: 80.0%    Wtd. Avg.: 71.0%

           ORIGINAL AMORTIZATION TERM (MOS)
-------------------------------------------------------
      RANGE OF
     ORIGINAL          # OF      AGGREGATE
   AMORTIZATION     MORTGAGE   CUT-OFF DATE  % OF
       TERMS          LOANS     BALANCE ($) GROUP 1

  Interest Only         6       86,090,000     9.3
 Interest Only ARD      1       33,040,000     3.6
      240 - 299         1        8,247,459     0.9
      300 - 329         6      110,388,684    12.0
      330- 360         58      684,306,715    74.2
------------------     --     ------------   -----
 TOTAL:                72     $922,072,857   100.0%
------------------     --     ------------   -----
 Min: 240 mos. Max: 360 mos. Wtd. Avg.: 350 mos.(1)

           REMAINING AMORTIZATION TERM (MOS)
-------------------------------------------------------
      RANGE OF
     REMAINING         # OF      AGGREGATE
   AMORTIZATION     MORTGAGE   CUT-OFF DATE  % OF
       TERMS          LOANS     BALANCE ($) GROUP 1

  Interest Only         6       86,090,000     9.3
 Interest Only ARD      1       33,040,000     3.6
      236 - 360        65      802,942,857    87.1
------------------     --     ------------   -----
 TOTAL:                72     $922,072,857   100.0%
------------------     --     ------------   -----
Min: 236 mos.  Max: 360 mos. Wtd. Avg.: 348 mos.(1)

       LOAN-TO-VALUE RATIO AT MATURITY/ARD (%)
-----------------------------------------------------
     RANGE OF        # OF      AGGREGATE
  MATURITY/ARD    MORTGAGE   CUT-OFF DATE   % OF
   LTV RATIOS       LOANS     BALANCE ($)  GROUP 1

    36.6 - 49.9       5       43,119,523     4.7
    50.0 - 54.9      10       73,938,260     8.0
    55.0 - 59.9      11      190,038,728    20.6
    60.0 - 62.4       9      161,594,097    17.5
    62.5 - 64.9      10      166,056,115    18.0
    65.0 - 67.4      16      142,952,765    15.5
    67.5 - 69.9       3       35,440,000     3.8
    70.0 - 75.6       8      108,933,369    11.8
----------------     --     ------------   -----
 TOTAL:              72     $922,072,857   100.0%
----------------     --     ------------   -----
 Min: 36.6%     Max: 75.6%    Wtd. Avg.: 62.1%

           DEBT SERVICE COVERAGE RATIO (X)
-----------------------------------------------------
                     # OF      AGGREGATE
     RANGE OF     MORTGAGE   CUT-OFF DATE   % OF
      DSCRS         LOANS     BALANCE ($)  GROUP 1

    1.17 - 1.19       1       66,912,420     7.3
    1.20 - 1.24       8       91,302,186     9.9
    1.25 - 1.29      17      236,645,062    25.7
    1.30 - 1.34       7       44,640,593     4.8
    1.35 - 1.39       6       33,106,077     3.6
    1.40 - 1.44       4       21,834,183     2.4
    1.45 - 1.49       4       47,792,020     5.2
    1.50 - 1.59       8       41,836,629     4.5
    1.60 - 1.99      13      291,363,687    31.6
    2.00 - 2.33       4       46,640,000     5.1
----------------     --     ------------   -----
 TOTAL:              72     $922,072,857   100.0%
----------------     --     ------------   -----
 Min: 1.17x    Max: 2.33x     Wtd. Avg.: 1.48x

                   MORTGAGE RATE (%)
-------------------------------------------------------
                       # OF      AGGREGATE
      RANGE OF      MORTGAGE   CUT-OFF DATE   % OF
  MORTGAGE RATES      LOANS     BALANCE ($)  GROUP 1

   4.2675 - 4.7499      1       33,040,000     3.6
   4.7500 - 4.9999      3       50,000,000     5.4
   5.0000 - 5.2499     13      221,101,723    24.0
   5.2500 - 5.4999     18      206,285,792    22.4
   5.5000 - 5.5999     21      111,729,569    12.1
   5.6000 - 5.6999      3       24,389,769     2.6
   5.7000 - 5.7499      2       11,844,604     1.3
   5.7500 - 5.9999      2       74,260,758     8.1
   6.0000 - 6.2499      2       11,388,092     1.2
   6.2500 - 6.5770      7      178,032,550    19.3
------------------     --     ------------   -----
 TOTAL:                72     $922,072,857   100.0%
------------------     --     ------------   -----
 Min: 4.2675%    Max: 6.5770%   Wtd. Avg.: 5.5280%

---------------------
(1) Does not include the interest only loan(s).

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       11

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF LOAN GROUP 2

--------------------------------------------------------------------------------

                   CUT-OFF DATE BALANCE ($)
---------------------------------------------------------------
           RANGE OF            # OF      AGGREGATE
        CUT-OFF DATE        MORTGAGE   CUT-OFF DATE    % OF
          BALANCES            LOANS     BALANCE ($)  GROUP 2

   2,588,696 - 3,999,999        2         5,332,202    2.5
   4,000,000 - 4,999,999        1         4,294,286    2.0
   5,000,000 - 5,999,999        1         5,000,000    2.3
   6,000,000 - 6,999,999        1         6,600,000    3.1
   7,000,000 - 7,999,999        3        21,735,801   10.1
   8,000,000 - 9,999,999        2        19,476,348    9.1
 10,000,000 - 19,999,999        1        10,750,000    5.0
 20,000,000 - 49,999,999        1        38,000,000   17.7
 50,000,000 - 52,000,000        2       104,000,000   48.3
--------------------------     --      ------------  -----
 TOTAL:                        14      $215,188,637  100.0%
--------------------------     --      ------------  -----
  Min: $2,588,696 Max: $52,000,000    Average: $15,370,617

     ORIGINAL TERM TO STATED MATURITY/ARD (MOS)
-----------------------------------------------------
                     # OF      AGGREGATE
     RANGE OF     MORTGAGE   CUT-OFF DATE  % OF
 ORIGINAL TERMS     LOANS     BALANCE ($) GROUP 2

        60            1       10,750,000     5.0
     61 - 84          2       40,588,696    18.9
     85 - 120        10      158,849,941    73.8
    121 - 121         1        5,000,000     2.3
----------------     --     ------------   -----
 TOTAL:              14     $215,188,637   100.0%
----------------     --     ------------   -----
  Min: 60 mos. Max: 121 mos.  Wtd. Avg.: 110 mos.

    REMAINING TERM TO STATED MATURITY/ARD (MOS)
----------------------------------------------------
     RANGE OF       # OF      AGGREGATE
   REMAINING     MORTGAGE   CUT-OFF DATE  % OF
     TERMS         LOANS     BALANCE ($) GROUP 2

     58 - 84         3       51,338,696    23.9
     85 - 119        8      145,249,941    67.5
    120 - 121        3       18,600,000     8.6
---------------     --     ------------   -----
 TOTAL:             14     $215,188,637   100.0%
---------------     --     ------------   -----
  Min: 58 mos. Max: 121 mos.  Wtd. Avg.: 107mos.

         CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
------------------------------------------------------
      RANGE OF        # OF      AGGREGATE
   CUT-OFF DATE    MORTGAGE   CUT-OFF DATE   % OF
    LTV RATIOS       LOANS     BALANCE ($)  GROUP 2

    63.1 - 64.9        1        9,500,000     4.4
    65.0 - 69.9        3       27,326,348    12.7
    70.0 - 74.9        1       38,000,000    17.7
    75.0 - 79.9        7       83,362,289    38.7
    80.0 - 80.0        2       57,000,000    26.5
-----------------     --     ------------   -----
 TOTAL:               14     $215,188,637   100.0%
-----------------     --     ------------   -----
 Min: 63.1%    Max: 80.0%     Wtd. Avg.: 76.5%

          ORIGINAL AMORTIZATION TERM (MOS)
-----------------------------------------------------
     RANGE OF
    ORIGINAL         # OF      AGGREGATE
  AMORTIZATION    MORTGAGE   CUT-OFF DATE   % OF
      TERMS         LOANS     BALANCE ($) GROUP 2

   Interest Only      2       20,250,000     9.4
     360 - 360       12      194,938,637    90.6
---------------- ------     ------------   -----
 TOTAL:              14     $215,188,637   100.0%
---------------- ------     ------------   -----
Min: 360 mos. Max: 360 mos. Wtd. Avg.: 360 mos.(1)

          REMAINING AMORTIZATION TERM (MOS)
-----------------------------------------------------
     RANGE OF
    REMAINING        # OF      AGGREGATE
  AMORTIZATION    MORTGAGE   CUT-OFF DATE   % OF
      TERMS         LOANS     BALANCE ($)  GROUP 2

   Interest Only      2       20,250,000     9.4
     356 - 360       12      194,938,637    90.6
----------------     --     ------------   -----
 TOTAL:              14     $215,188,637   100.0%
----------------     --     ------------   -----
Min: 356 mos. Max: 360 mos. Wtd. Avg.: 360 mos.(1)

       LOAN-TO-VALUE RATIO AT MATURITY/ARD (%)
-----------------------------------------------------
     RANGE OF        # OF      AGGREGATE
  MATURITY/ARD    MORTGAGE   CUT-OFF DATE  % OF
   LTV RATIOS       LOANS     BALANCE ($) GROUP 2

    55.4 - 62.4       2       16,576,348     7.7
    62.5 - 64.9       1        9,500,000     4.4
    65.0 - 67.4       4       21,693,593    10.1
    67.5 - 69.9       5      126,830,000    58.9
    70.0 - 71.7       2       40,588,696    18.9
----------------     --     ------------   -----
 TOTAL:              14     $215,188,637   100.0%
----------------     --     ------------   -----
 Min: 55.4%     Max: 71.7%     Wtd. Avg.: 68.2%

           DEBT SERVICE COVERAGE RATIO (X)
-----------------------------------------------------
                     # OF      AGGREGATE
     RANGE OF     MORTGAGE   CUT-OFF DATE  % OF
      DSCRS         LOANS     BALANCE ($) GROUP 2

    1.22 - 1.24       2       44,600,000    20.7
    1.25 - 1.29       5      123,799,854    57.5
    1.30 - 1.34       4       22,244,497    10.3
    1.35 - 1.99       2       15,044,286     7.0
    2.00 - 2.63       1        9,500,000     4.4
----------------     --     ------------   -----
 TOTAL:              14     $215,188,637   100.0%
----------------     --     ------------   -----
 Min: 1.22x    Max: 2.63x     Wtd. Avg.: 1.33x

                  MORTGAGE RATE (%)
------------------------------------------------------
                      # OF      AGGREGATE
      RANGE OF     MORTGAGE   CUT-OFF DATE  % OF
  MORTGAGE RATES     LOANS     BALANCE ($) GROUP 2

  4.8750 - 4.9999      2       20,250,000     9.4
  5.0000 - 5.2499      3       95,000,000    44.1
  5.2500 - 5.4999      6       41,055,655    19.1
  5.5000 - 5.5999      2       54,588,696    25.4
  5.6000 - 6.0000      1        4,294,286     2.0
-----------------     --     ------------   -----
 TOTAL:               14     $215,188,637   100.0%
-----------------     --     ------------   -----
 Min: 4.8750%    Max: 6.0000%  Wtd. Avg.: 5.2462%

---------------------
(1) Does not include the interest only loan(s).

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       12

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

MORTGAGE POOL PREPAYMENT PROFILE

--------------------------------------------------------------------------------

                                                                    % OF
                                                                 REMAINING          % OF
                                              AGGREGATE        MORTGAGE POOL      REMAINING
                MONTHS      NUMBER OF         REMAINING          BALANCE--      MORTGAGE POOL
                 SINCE       MORTGAGE         PRINCIPAL           LOCKOUT/     BALANCE--YIELD
    DATE     CUT-OFF DATE     LOANS           BALANCE(1)        DEFEASANCE(2)    MAINTENANCE
----------- -------------- ----------- ---------------------- --------------- ----------------

 9/1/2005         6            86       $  1,133,702,281.56         94.72%           5.28%
 9/1/2006        18            86          1,125,317,464.27         94.69            5.31
 9/1/2007        30            86          1,114,814,170.09         91.04            8.96
 9/1/2008        42            86          1,102,268,540.33         90.29            9.71
 9/1/2009        54            85          1,025,361,116.20         84.54           10.36
 9/1/2010        66            74            832,438,845.27         93.05            4.60
 9/1/2011        78            73            807,864,200.22         92.90            4.63
 9/1/2012        90            69            731,406,725.63         93.71            4.99
 9/1/2013        102           69            716,267,376.33         92.12            4.96
 9/1/2014        114           66            579,137,136.39         76.98            1.32
 9/1/2015        126            1             56,300,209.20        100.00            0.00
 9/1/2016        138            1             54,870,986.60        100.00            0.00
 9/1/2017        150            1             53,336,865.84        100.00            0.00
 9/1/2018        162            1             51,701,041.33        100.00            0.00
 9/1/2010        174            1             49,956,770.68          0.00            0.00
 9/1/2020        186            0                        --          0.00            0.00

                  % OF            % OF            % OF            % OF            % OF           % OF
               REMAINING       REMAINING       REMAINING       REMAINING       REMAINING       REMAINING
             MORTGAGE POOL   MORTGAGE POOL   MORTGAGE POOL   MORTGAGE POOL   MORTGAGE POOL   MORTGAGE POOL
              BALANCE: 5%     BALANCE: 4%     BALANCE: 3%     BALANCE: 2%     BALANCE: 1%      BALANCE--
    DATE        PENALTY         PENALTY         PENALTY         PENALTY         PENALTY          OPEN       TOTAL
----------- --------------- --------------- --------------- --------------- --------------- -------------- ------

 9/1/2005         0.00%           0.00%           0.00%           0.00%           0.00%           0.00%      100%
 9/1/2006         0.00            0.00            0.00            0.00            0.00            0.00       100
 9/1/2007         0.00            0.00            0.00            0.00            0.00            0.00       100
 9/1/2008         0.00            0.00            0.00            0.00            0.00            0.00       100
 9/1/2009         0.00            0.00            0.00            0.00            0.00            5.09       100
 9/1/2010         1.14            0.00            0.00            0.00            0.00            1.20       100
 9/1/2011         0.00            1.18            0.00            0.00            0.00            1.29       100
 9/1/2012         0.00            0.00            1.30            0.00            0.00            0.00       100
 9/1/2013         0.00            0.00            0.00            1.33            0.00            1.60       100
 9/1/2014         0.00            0.00            0.00            0.00            1.64           20.06       100
 9/1/2015         0.00            0.00            0.00            0.00            0.00            0.00       100
 9/1/2016         0.00            0.00            0.00            0.00            0.00            0.00       100
 9/1/2017         0.00            0.00            0.00            0.00            0.00            0.00       100
 9/1/2018         0.00            0.00            0.00            0.00            0.00            0.00       100
 9/1/2010         0.00            0.00            0.00            0.00            0.00          100.00       100
 9/1/2020         0.00            0.00            0.00            0.00            0.00            0.00         0

---------------------
(1)  Calculated assuming that no mortgage loan prepays, defaults or is repurchased prior to stated maturity (except that mortgage loans with anticipated repayment dates (ARD loans) are assumed to prepay on their anticipated repayment dates). Otherwise calculated based on Modeling
     Assumptions to be described in the prospectus supplement.
(2)  Mortgage loans included in this category are locked out from prepayment, but may include periods during which defeasance is permitted.

TEN LARGEST MORTGAGE LOANS OR GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS

--------------------------------------------------------------------------------
The following table and summaries describe the ten largest mortgage loans or groups of cross-collateralized mortgage loans in the mortgage pool as measured by cut-off date principal balance:

                                                       NUMBER OF
                                                       MORTGAGE
                                                        LOANS/                          SHADOW
                                   MORTGAGE            MORTGAGED      CUT-OFF DATE      RATING
                                     LOAN      LOAN      REAL          PRINCIPAL       MOODY'S/
            LOAN NAME               SELLER    GROUP   PROPERTIES        BALANCE          S&P(1)
--------------------------------- ---------- ------- ------------ ------------------- ----------

 Lodgian Portfolio 3 ............     MLML     1         1/9       $  67,760,000.00       NAP
 Luckman Plaza ..................     MLML     1         1/1       $  67,260,000.00       NAP
 AFR Citicorp Portfolio .........     MLML     1         1/3       $  66,912,420.41    Baa3/NAP
 Simon - DeSoto Square Mall .....     BOA      1         1/1       $  64,153,369.00       NAP
 Emerald Point Apartments .......     MLML     2         1/1       $  52,000,000.00       NAP
 Sun Communities - Indian
  Creek .........................     BOA      2         1/1       $  52,000,000.00       NAP
 400 Industrial Avenue ..........     MLML     1         1/1       $  48,500,000.00       NAP
 The Centennial Ridge
  Apartments ....................     MLML     2         1/1       $  38,000,000.00       NAP
 American Express Building ......     BOA      1         1/1       $  33,040,000.00     Baa3/A+
 218 West 40th Street ...........     MLML     1         1/1       $  32,000,000.00       NAP
                                                                   ----------------
 TOTAL ..........................                        10/20     $ 521,625,789.41

                                     % OF
                                    INITIAL                             LOAN              CUT-OFF
                                   MORTGAGE                            BALANCE              DATE
                                     POOL      PROPERTY    PROPERTY     PER                 LTV
            LOAN NAME               BALANCE      TYPE       SIZE(2)    SF/UNIT   DSCR(X)   RATIO(%)
--------------------------------- --------- ------------- ---------- --------- --------- ---------

 Lodgian Portfolio 3 ............     6.0%   Hospitality      1,421    47,685     1.64      69.3
 Luckman Plaza ..................     5.9%      Office      281,140       239     1.26      67.9
 AFR Citicorp Portfolio .........     5.9%      Office      530,334       126     1.17      77.1
 Simon - DeSoto Square Mall .....     5.6%      Retail      492,997       130     1.26      80.0
 Emerald Point Apartments .......     4.6%   Multifamily        863    60,255     1.25      79.3
 Sun Communities - Indian
  Creek .........................     4.6%       MHC(3)       1,532    33,943     1.25      80.0
 400 Industrial Avenue ..........     4.3%    Industrial    986,565        49     1.60      73.5
 The Centennial Ridge
  Apartments ....................     3.3%   Multifamily        664    57,229     1.24      74.4
 American Express Building ......     2.9%      Office      389,377        85     1.76      59.0
 218 West 40th Street ...........     2.8%      Office      144,067       203     1.22      68.2
                                     ----                                         ----      ----
 TOTAL ..........................    45.9%                                        1.36X     73.5%

---------------------

(1)  It has been confirmed by S&P and Moody's, in accordance with their respective methodologies, that the American Express Building mortgage loan has credit characteristics consistent with investment-grade rated obligations. It has been confirmed by Moody's, in accordance with its methodologies, that the AFR Citicorp Portfolio has credit characteristics consistent with investment-grade obligations.

(2)  Property size is indicated in pads (for manufactured housing community properties), rooms (for hospitality properties), square feet (for office, industrial and retail properties) and units (for multifamily properties).

(3)  Manufactured housing community property.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       13

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

LODGIAN PORTFOLIO 3

[PHOTO OMITTED]

                      PROPERTY INFORMATION

 Number of Mortgaged Properties                            9
 Location (City/State)                             See Table
 Property Type                                   Hospitality
 Size (Rooms)                                          1,421
 Percentage Occupancy as of October 31, 2004            64.6%
 Year Built                                        See Table
 Appraised Value                                 $97,750,000
 Underwritten Occupancy                                 64.6%
 Underwritten Revenues                           $37,765,825
 Underwritten Total Expenses                     $27,193,978
 Underwritten Net Operating Income (NOI)         $10,571,848
 Underwritten Net Cash Flow (NCF)                $ 9,061,215

[PHOTO OMITTED]

                           LOAN INFORMATION

 Mortgage Loan Seller                                         MLML
 Loan Group                                                      1
 Origination Date                                    June 25, 2004
 Amended and Restated Note Date                      March 1, 2005
 Cut-off Date Principal Balance                        $67,760,000
 Cut-off Date Loan Balance Per Room                        $47,685
 Percentage of Initial Mortgage Pool Balance                  6.0%
 Number of Mortgage Loans                                        1
 Type of Security (Fee/Leasehold)              Fee(7)/Leasehold(2)
 Mortgage Rate                                             6.5770%
 Amortization Type                                         Balloon
 IO Period (Months)                                              0
 Original Term to Maturity/ARD (Months)                         52
 Original Amortization Term (Months)                           300
 Lockbox                                                      Hard
 Cut-off Date LTV Ratio                                      69.3%
 LTV Ratio at Maturity or ARD                                64.2%
 Underwritten DSCR on NOI                                    1.91x
 Underwritten DSCR on NCF                                    1.64x

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       14

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

[MAPS OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       15

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Lodgian Portfolio 3 Loan") is secured by a first mortgage loan on the fee interest in five full service hotels, two limited service hotels and leasehold interests in two full service hotels
(each, a "Lodgian Portfolio 3 Property" and collectively the "Lodgian Portfolio
3 Properties") totaling 1,421 rooms. The Lodgian Portfolio 3 Loan represents approximately 6.0% of the initial mortgage pool balance and approximately 7.3%
of the initial loan group 1 balance.

The Lodgian Portfolio 3 Loan was originated on June 25, 2004, and amended and restated as of March 1, 2005, and has a principal balance as of the cut-off date of $67,760,000. The Lodgian Portfolio 3 Loan has a remaining term of 52 months and a scheduled maturity date of July 1, 2009. The Lodgian Portfolio 3
Loan may be prepaid on or after May 1, 2009, and permits defeasance with United
States government obligations beginning two years after the securitization of the Lodgian Portfolio 3 Loan.

LOCKBOX. The mortgage loan requires a hard lockbox. At origination the borrowers were required to establish a lockbox account into which all revenues from the properties are required to be deposited. Following funding of reserve accounts for impositions and insurance, monthly servicing fees and debt service, a reserve for furniture, fixtures and equipment ("FF&E"), a reserve for monthly budgeted operating expenses and the mezzanine loan debt service reserve (provided that no cash trap trigger event or event of default has occurred and is continuing), remaining amounts in the lockbox are required to be paid to the borrowers. Upon the occurrence of a cash trap trigger event, amounts remaining in the lockbox account after funding all reserves are swept into a cash trap reserve account controlled by the lender. Amounts funded into the reserve for operating expenses are to be released to the borrowers on a daily basis in accordance with the applicable approved budget. Excess cash flow will be trapped in the cash trap reserve account if debt yield (which equals net cash flow divided by the outstanding principal amount of the mortgage loan and 25.7% of the principal balance of the mezzanine loan) is less than (a) 9%
during the first year of the Lodgian Portfolio 3 Loan term, (b) 10% during the second year of the Lodgian Portfolio 3 Loan term, (c) 11% during the third year of the Lodgian Portfolio 3 Loan term, (d) 12% during the fourth year of the
Lodgian Portfolio 3 Loan term and (e) 13% during the fifth year of the Lodgian
Portfolio 3 Loan term. To avoid a cash trap, the Lodgian Portfolio 3 Borrowers may make a principal prepayment in an amount equal to the greater of (i) 1% of the aggregate outstanding principal balance of the Lodgian Portfolio 3 Loan and the Lodgian Mezzanine Loan and (ii) 120% of the amount sufficient to cause the debt yield to equal the applicable minimum required debt yield. Prepayment consideration equal to the greater of 1% of the amount being prepaid and yield maintenance on such amount will be payable on any such principal prepayment made to avoid a cash trap. Amounts on deposit in the cash trap reserve may be applied, at the Lodgian Portfolio 3 Borrowers' election, to pay scheduled payments of principal and interest, not to exceed $525,000 in the aggregate under the Lodgian Portfolio 3 Loan and the allocable portion of the Lodgian
Mezzanine Loan, or capital expenditures approved by the lender.

THE BORROWER. The borrowers (the "Lodgian Portfolio 3 Borrowers") are five special purpose entities, owned and controlled indirectly by Lodgian, Inc.
(AMEX: LGN). Lodgian, Inc. ("Lodgian" or the "Sponsor") was formed as a new parent company in conjunction with the merger of Servico, Inc. and Impac Hotel
Group, LLC ("Impac") in December 1998. Servico, Inc. was incorporated in
Delaware in 1956 and was an owner and operator of hotels under a series of different entities. Impac was a private hotel ownership, management and development company organized in Georgia in 1997 through a reorganization of predecessor entities.

The Sponsor and substantially all of its subsidiaries that owned hotels filed for voluntary reorganization under Chapter 11 of the Bankruptcy Code on
December 20, 2001. At the time of the filing, the portfolio consisted of 106 hotels. Lodgian emerged from Chapter 11 in two phases; first, 78 hotels emerged from Chapter 11 on November 25, 2002, then 18 hotels emerged from Chapter 11 on
May 22, 2003. As of February 10, 2005, Lodgian and its affiliates own interests in approximately 85 hotels. As of February 24, 2005, Lodgian's total equity market capitalization was approximately $291 million.

THE PROPERTIES. The Lodgian Portfolio 3 Loan is collateralized by 9 properties containing a total of 1,421 rooms. The properties are located in 6 states and are operated under franchises obtained from nationally recognized hotel brands.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       16

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--------------------------------------------------------------------------------

The following tables present certain information relating to the Lodgian
Portfolio 3 Properties.

                                                      PORTFOLIO PROPERTIES
                                                      --------------------
                                                                       CUT-OFF DATE      YEAR BUILT/
               PROPERTY NAME             PROPERTY LOCATION  ROOMS   ALLOCATED BALANCE   YEAR RENOVATED             BORROWER

 Holiday Inn - Baltimore Inner Harbor      Baltimore, MD     375       $26,064,205        1964/1999          Lodgian AMI, Inc.
 Crowne Plaza - Houston ..............      Houston, TX      291       $14,557,136        1980/1999        Servico Houston, Inc.
 Holiday Inn - Glen Burnie ...........    Glen Burnie, MD    127       $ 5,198,977        1971/2000          Lodgian AMI, Inc.
 Courtyard by Marriott - Bentonville .    Bentonville, AR     90       $ 4,956,358          1997       Lodgian Hotels Fixed III, LLC
 Holiday Inn - Towson ................      Towson, MD       139       $ 4,991,018        1972/2000    Lodgian Hotels Fixed III, LLC
 Courtyard by Marriott - Abilene .....      Abilene, TX       99       $ 3,812,583          1995           Lodgian Abilene, L.P.
 Fairfield Inn - Merrimack ...........     Merrimack, NH     116       $ 3,327,345        1981/1998    Lodgian Hotels Fixed III, LLC
 Courtyard by Marriott - Florence ....     Florence, KY       78       $ 2,634,148        1995/2004    Lodgian Hotels Fixed III, LLC
 Holiday Inn - Fairmont ..............     Fairmont, WV      106       $ 2,218,230        1973/1997        Lodgian Fairmont LLC
------------------------------------------------------------------------------------------------------------------------------------
 TOTAL ...............................                     1,421       $67,760,000
------------------------------------------------------------------------------------------------------------------------------------

                                                      OPERATIONAL STATISTICS(1)
                                                      -------------------------
                                                                                                  TRAILING 12-MONTH
                                                    2000        2001        2002        2003       OCTOBER 2004           UW

 Average Daily Rate (ADR) ....................   $ 90.84     $ 93.72     $ 90.44     $ 87.80         $ 89.73          $ 90.62
 Occupancy % .................................     66.8%       65.2%       64.6%       63.8%           64.6%            64.6%
 Revenue per Available Room (RevPAR) .........   $ 60.67     $ 61.07     $ 58.40     $ 56.06         $ 57.93          $ 58.50

                                                           PENETRATION INDICES(2)
                                                           ----------------------
                  PROPERTY NAME                       ADR INDEX       OCCUPANCY INDEX       REVPAR INDEX

 Holiday Inn -- Baltimore Inner Harbor .........         88%                104%                92%
 Crowne Plaza -- Houston .......................        114%                110%               126%
 Holiday Inn -- Glen Burnie ....................        108%                 92%                99%
 Courtyard by Marriott -- Bentonville ..........        119%                 87%               103%
 Holiday Inn -- Towson .........................        101%                114%               116%
 Courtyard by Marriott -- Abilene ..............        107%                100%               107%
 Fairfield Inn -- Merrimack ....................        106%                 78%                83%
 Courtyard by Marriot -- Florence ..............        107%                108%               116%
 Holiday Inn -- Fairmont .......................        102%                 98%               100%
-----------------------------------------------------------------------------------------------------------
 TOTAL .........................................        104%                101%               105%
-----------------------------------------------------------------------------------------------------------

THE MARKET.(2, 3, 4) The Courtyard by Marriott Bentonville property is located at 1001 McClain Road in the city of Bentonville, in Benton County, Arkansas in the Fayetteville/Springdale Metropolitan Statistical Area (MSA). The subject property is approximately two miles southeast of the Bentonville Central
Business District. According to a report by a lodging industry data provider
(the "Third Party Report"), the November 2004 trailing twelve-month average for the competitive set in occupancy, average daily room rate and RevPAR was 64.7%,
$88.16 and $57.08, respectively.

The Holiday Inn Baltimore Inner Harbor property is located at 301 West Lombard
Street in the city of Baltimore, in Baltimore City County, Maryland in the
Baltimore MSA. The subject property is situated on the south side of West
Lombard Street, approximately three blocks from Baltimore's Inner Harbor attractions, in the Baltimore Central Business District. According to the Third
Party Report, the November 2004 trailing twelve-month average for the competitive set in occupancy, average room rate and RevPAR was 68.9%, $129.28 and $89.13, respectively.
---------------------
(1)  As provided by the Lodgian Portfolio 3 Borrowers.

(2)  Lodgian Portfolio 3 Properties ADR, Occupancy and RevPAR statistics as compared to Competitive Set ADR, Occupancy and RevPAR information obtained from a lodging industry data provider as of November 2004.

(3)  Certain information is from third party appraisals. The appraisals rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisals.

(4)  Competitive set ADR, Occupancy and RevPAR statistics were obtained from a lodging industry data provider as of November 2004.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       17

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

The Holiday Inn Glenn Burnie property is located at 6323 Ritchie Highway in the city of Glen Burnie, in Anne Arundel County, Maryland in the Baltimore MSA. The
subject property is situated within the community of Glen Burnie, approximately six miles south of downtown Baltimore and approximately six miles north of
Baltimore-Washington International (BWI) Airport. According to the Third Party
Report, the November 2004 trailing twelve-month average for the competitive set in occupancy, average room rate and RevPAR was 75.4%, $79.20 and $59.73, respectively.

The Holiday Inn Towson property is located at 1100 Cromwell Bridge Road in the city of Towson, in Baltimore County, Maryland in the Baltimore MSA. Towson is
located approximately two miles north of Baltimore City. According to the Third
Party Report, the November 2004 trailing twelve-month average for the competitive set in occupancy, average room rate and RevPAR was 58.5%, $72.52 and $42.40, respectively.

The Courtyard by Marriott Florence property is located at 46 Cavalier Boulevard in the city of Florence, in Boone County, Kentucky in the Cincinnati PMSA. The
subject property is located within the city of Florence, Kentucky and is approximately ten miles south of downtown Cincinnati. According to the Third
Party Report, the November 2004 trailing twelve-month average for the competitive set in occupancy, average room rate and RevPAR 65.9%, $72.67 and
$47.90, respectively.

The Crowne Plaza Houston property is located at 12801 Northwest Freeway in the city of Houston, Harris County, Texas in the Houston PMSA. The subject property is approximately twelve miles northwest of downtown Houston in the northwest quadrant of the city limits of Houston. According to the Third Party Report, the November 2004 trailing twelve-month average for the competitive set in occupancy, average room rate and RevPAR was 54.2%, $78.34 and $42.47, respectively.

The Courtyard by Marriott Abilene property is located at 4350 Ridgemont Drive in the city of Abilene, in Taylor County, Texas in the Abilene MSA. The subject property is located in the southwest quadrant of Abilene. According to the
Third Party Report, the November 2004 trailing twelve-month average for the competitive set in occupancy, average room rate and RevPAR was 76.7%, $64.42 and $49.40, respectively.

The Marriott Fairfield Inn Merrimack property is located at 4 Amherst Road in the city of Merrimack, in Hillsborough County, New Hampshire in the Boston MSA.
The subject property is located approximately five miles north of Nashua and ten miles south of Manchester. According to the Third Party Report, the
November 2004 trailing twelve-month average for the competitive set in occupancy, average room rate and RevPAR was 51.4%, $62.17 and $31.97, respectively.

The Holiday Inn Fairmont property is located at 930 East Grafton Road in the city of Fairmont, in Marion County, West Virginia in the Fairmont MSA. The
subject property is located approximately three miles east of downtown Fairmont and Fairmont State University. According to the Third Party Report, the
November 2004 trailing twelve-month average for the competitive set in occupancy, average room rate and RevPAR was 61.0%, $58.79 and $35.88, respectively.

ESCROWS/RESERVES. The following escrows/reserves have been established with respect to the Lodgian Portfolio 3 Loan:

                           ESCROWS/RESERVES
                           ----------------
TYPE:                                        INITIAL         MONTHLY

Taxes: ..............................    $  484,697       $ 268,864
Insurance: ..........................    $  585,752       $  62,280
Ground Rent: ........................    $   38,507       $  38,145
Capital Expenditure / FF&E: .........    $3,143,439               4%

Capital Expenditure/FFE Reserve. The capital expenditures/FF&E reserve includes
(i) immediate repair costs of $225,674 and (ii) capital improvements of
$2,917,765. The monthly deposit will be equal to 4% of operating revenues generated from the Lodgian Portfolio 3 Properties for the prior calendar month.

ADDITIONAL DEBT. A mezzanine loan (the "Lodgian Mezzanine Loan") in the amount of one hundred dollars ($100.00) was advanced by MLML at the time of the closing of the Lodgian Portfolio 3 Loan. The Lodgian Mezzanine Loan is secured by pledges of the ownership interests in the Lodgian Portfolio 3 Borrowers and the borrowing entities under three other fixed rate mortgage loans, two of which have been securitized (the "Lodgian Securitized Loans") and one of which
MLML still owns (the "Lodgian Future Securitized Loan"), that were advanced to affiliates of the Lodgian Portfolio 3 Borrowers by MLML simultaneously with the origination of the Lodgian Portfolio 3 Loan. MLML has the right to increase the
Lodgian Mezzanine Loan balance in connection with a corresponding reduction in first mortgage debt in respect of the Lodgian Future Securitized Loan.

RELEASE PROVISIONS. The Lodgian Portfolio 3 Borrowers may release one or more of the mortgaged properties upon satisfaction of specified partial-defeasance conditions.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       18

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT.  Lodgian Management Corporation (the "Manager") is the
property manager for all of the Lodgian Portfolio 3 Properties. The Manager
manages Lodgian's approximately 85 hotels, with an aggregate of 16,005 rooms, located in approximately 31 states and Canada. The Manager's hotels are primarily full-service properties that offer food and beverage services, meeting space and banquet facilities that compete in the midscale and upscale market segments of the lodging industry. The Manager operates all but three of its hotels under franchises obtained from nationally recognized hospitality franchisors. The Manager has subordinated the management agreements and its fees payable thereunder and agreed that the lender may terminate it as property manager with respect to any or all of the Lodgian Portfolio 3 Properties upon the occurrence of an event of default under the Lodgian Portfolio 3 Loan.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       19

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

LUCKMAN PLAZA

[PHOTO OMITTED]

                    PROPERTY INFORMATION

 Number of Mortgaged Real Properties                      1
 Location (City/State)                   West Hollywood, CA
 Property Type                                       Office
 Size (Square Feet)                                 281,140
 Percentage Occupancy as of January 1, 2005           96.4%
 Year Built                                       1964/1971
 Year Renovated                                        2001
 Appraisal Value                                $99,000,000
 # of Tenants                                         82(1)
 Average Rent Per Square Foot                     $29.77(1)
 Underwritten Occupancy                               92.6%
 Underwritten Revenues                          $10,229,194
 Underwritten Total Expenses                     $3,988,022
 Underwritten Net Operating Income (NOI)         $6,241,172
 Underwritten Net Cash Flow (NCF)                $5,608,149

[PHOTO OMITTED]

                      MORTGAGE LOAN INFORMATION

 Mortgage Loan Seller                                 MLML
 Loan Group                                              1
 Origination Date                        December 30, 2004
 Cut-off Date Principal Balance                $67,260,000
 Cut-off Date Loan Balance Per SF/Unit                $239
 Percentage of Initial Mortgage Pool Balance          5.9%
 Number of Mortgage Loans                                1
 Type of Security (Fee/Leasehold)                      Fee
 Mortgage Rate                                     5.2710%
 IO Period (Months)                                     36
 Original Term to Maturity/ARD (Months)                120
 Original Amortization Term (Months)                   360
 Lockbox                                              Hard
 Cut-off Date LTV Ratio                               67.9%
 LTV Ratio at Maturity or ARD                         60.5%
 Underwritten DSCR on NOI                             1.40x
 Underwritten DSCR on NCF                             1.26x

---------------------
(1) Information obtained from the underwritten rent roll.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       20

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

[MAP OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       21

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Luckman Plaza Loan") is evidenced by a single promissory note and is secured by a first mortgage encumbering two adjacent office buildings located in West Hollywood, California (the "Luckman Plaza
Property"). The Luckman Plaza Loan represents approximately 5.9% of the initial mortgage pool balance and approximately 7.3% of the initial group 1 balance.

The Luckman Plaza Loan was originated on December 30, 2004 and has a principal balance of $67,260,000 as of the cut-off date. The Luckman Plaza Loan has a remaining term of 118 months and a scheduled maturity date of January 1, 2015.
The Luckman Plaza Loan may be prepaid on or after October 1, 2014.

LOCKBOX. The loan is structured with a hard lockbox arrangement.  All tenants pay their rents directly to a lockbox, where such rents are processed.  As funds clear, they are delivered on each business day to an account under the sole control of the lender, to be held by the lender until disbursed (on each scheduled monthly payment date) pursuant to payment priorities set forth in the related mortgage loan documents (which, among other things, provide for payment of all principal, interest, reserves and other sums due pursuant to the loan documents prior to use of funds for any other purpose).  The loan documents also provide that during a "Sweep Period" (as defined in the loan documents), all net cash flow remaining after payment of expenses (pursuant to an approved budget, plus certain extraordinary expenses approved by the lender) will be held in a reserve account controlled by the lender.  Notwithstanding the foregoing, during an event of default under the loan documents, the lender may apply all funds in its discretion in accordance with applicable law.

THE BORROWER. The borrower, The Luckman Management Company, L.P., is a special purpose entity. The borrower is a limited partnership comprised of Luckman
Plaza, LLC, a Delaware limited liability company as 1% corporate general partner and with several limited partners. Luckman Plaza, LLC also has two independent members with no equity interest.

THE PROPERTY. The Luckman Plaza Property consists of the fee simple interest in two adjacent class A office buildings located at 9200 and 9220 Sunset Boulevard that cover an entire block bounded by Sunset Boulevard on the northwest, Cory
Avenue on the east, and Phyllis Street on the southwest. The site is triangular in shape and contains 1.62 acres. 9200 Sunset Boulevard is a 13-story office building built in 1971. The building includes a penthouse/roof-top apartment.
The apartment contains four bedrooms, 4.5 bathrooms and 6,561 rentable square feet. 9220 Sunset Boulevard is a triangular shaped, three-story office building built in 1964. Both buildings are constructed above a subterranean three-level garage with 719 parking spaces. The Luckman Plaza Property was last renovated in 2001. The renovation work included new ground floor lobbies, corridor finishes, restrooms, and mechanical systems.

The following table presents certain information relating to the major tenants at the Luckman Plaza Property.

                                                      TENANT INFORMATION(1)
                                                      ---------------------

                                                          CREDIT RATINGS     SQUARE     % OF     BASE RENT           LEASE
              TENANT NAME             PARENT COMPANY  (MOODY'S/S&P/FITCH)     FEET      GLA         PSF          EXPIRATION

 C.P.E. ...........................        N/A              NR/NR/NR        26,126   9.3%      $ 13.01       December 31, 2010
 Atlasthird Mosaic Media ..........        N/A              NR/NR/NR        19,388   6.9%      $ 11.43        August 31, 2008
 Agency for the Performing Arts ...        N/A              NR/NR/NR        16,806   6.0%      $ 27.85      September 30, 2007

---------------------
(1) Information obtained from the underwritten rent roll.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       22

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Luckman Plaza Property.

                            LUCKMAN PLAZA ROLLOVER

                                               SQUARE
                               NUMBER OF       FEET      % OF GLA    BASE RENT
YEAR                       LEASES EXPIRING   EXPIRING    EXPIRING    EXPIRING

 Vacant .................       NAP          10,006         3.6%           NAP
 Month-to-Month .........        14          17,774         6.3%    $  576,853
 2005 ...................        23          52,460        18.7%    $1,749,356
 2006 ...................        20          46,271        16.5%    $1,433,895
 2007 ...................        11          45,514        16.2%    $1,338,400
 2008 ...................         8          32,966        11.7%    $1,061,010
 2009 ...................         6          27,372         9.7%    $  792,875
 2010 ...................         5          47,540        16.9%    $1,127,745
 2011 ...................         0             0           0.0%    $        0
 2012 ...................         0             0           0.0%    $        0
 2013 ...................         0             0           0.0%    $        0
 2014 ...................         1           1,237         0.4%    $   36,540
 Thereafter .............         0             0           0.0%    $        0
-------------------------        --          -------      -----     ----------
 Total ..................        88          281,140      100.0%    $8,116,673

                                                                                   CUMULATIVE
                            % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    % OF BASE
                              RENT      SQUARE FEET     % OF GLA     BASE RENT       RENT
             YEAR           EXPIRING      EXPIRING      EXPIRING      EXPIRING     EXPIRING

 Vacant .................     NAP          10,006          3.6%            NAP          NAP
 Month-to-Month .........       7.1%       27,780          9.9%     $  576,853         7.1%
 2005 ...................      21.6%       80,240         28.5%     $2,326,208        28.7%
 2006 ...................      17.7%      126,511         45.0%     $3,760,103        46.3%
 2007 ...................      16.5%      172,025         61.2%     $5,098,504        62.8%
 2008 ...................      13.1%      204,991         72.9%     $6,159,513        75.9%
 2009 ...................       9.8%      232,363         82.7%     $6,952,389        85.7%
 2010 ...................      13.9%      279,903         99.6%     $8,080,133        99.5%
 2011 ...................       0.0%      279,903         99.6%     $8,080,133        99.5%
 2012 ...................       0.0%      279,903         99.6%     $8,080,133        99.5%
 2013 ...................       0.0%      279,903         99.6%     $8,080,133        99.5%
 2014 ...................       0.5%      281,140        100.0%     $8,116,673       100.0%
 Thereafter .............       0.0%      281,140        100.0%     $8,116,673       100.0%
--------------------------    -----       -------        -----      ----------       -----
 Total ..................     100.0%      281,140        100.0%     $8,116,673       100.0%

THE MARKET(1). The Luckman Plaza Property is located in Los Angeles County which had a total estimated population of approximately 9,520,000 as of 2000. As of
2004, Los Angeles County has approximately 4,040,000 employees with an unemployment rate of approximately 6.5%. As of 2003, approximately 38.5% of the total employment base was in the service industry followed by government
(approximately 15.0%) and manufacturing (approximately 12.5%). In 2003, the median household income was approximately $62,906 and the average household income was approximately $112,002 and population was approximately 20,964 within a 1-mile radius of the Luckman Plaza Property.

The Luckman Plaza Property is located at the western end of the Sunset
Boulevard commercial corridor in the city of West Hollywood. Land use in the immediate area consists of high density residential use on interior streets and retail uses along the major thoroughfares. The Beverly Hills city boundary is adjacent to the west of the Luckman Plaza Property.

The Luckman Plaza Property is located in the West Los Angeles office submarket, which has an estimated inventory of approximately 1,490,948 square feet and an overall vacancy rate of approximately 10.1%. The average vacancy rate for competitive properties to the Luckman Plaza Property was approximately 5.6%.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Luckman Plaza Loan:

                   ESCROWS / RESERVES
                   ------------------
 TYPE:                               INITIAL      MONTHLY

  Taxes ........................    $136,810     $23,942
  Insurance ....................    $      0     $10,343
  Capital Expenditures .........    $160,572     $ 4,695
  Leasing Reserve ..............    $      0     $24,305
  Debt Service .................    $353,801     $     0

Leasing Reserve. The leasing reserve will be subject to a maximum of at
$875,000.

PROPERTY MANAGEMENT. The property manager for the Luckman Plaza Property is the
Trammell Crow Services, Inc., Southern California. Trammell Crow is the largest full service real estate firm in Southern California and Trammell Crow's Los
Angeles office is independently ranked as the largest manager of property in the region. Trammell Crow Company, Southern California currently manages over
40 million square feet of commercial office, industrial and retail property, of which, they manage 48 office properties totaling approximately 8,300,000 square feet. The Los Angeles Trammell Crow Company office opened in 1972. Trammell
Crow has a leasing office in the 9220 Sunset Boulevard building of the Luckman
Plaza Property. CB Richard Ellis handles the leasing for the property and has done so for the past 12 years.

---------------------
(1)  Certain information is from a third party appraisal. The appraisal relies upon many assumptions and no representation is made as to the accuracy of the assumptions contained in the appraisal. Population references are based upon radius information obtained from a third-party marketing information resources company.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       23

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

AFR CITICORP PORTFOLIO

[PHOTO OMITTED]

                         PROPERTY INFORMATION

 Number of Mortgaged Real Properties                               3
 Location (City/State)                                     See Table
 Property Type                                                Office
 Size (Square Feet)                                          530,334
 Percentage Occupancy as of January 21, 2005                  100.0%
 Year Built                                                     2004
 Appraisal Value                                         $86,800,000
 # of Tenants                                    3 office tenants(1)
 Average Rent Per Square Foot                              $12.42(2)
 Underwritten Occupancy                                        98.0%
 Underwritten Revenues                                    $6,451,693
 Underwritten Total Expenses                                $193,551
 Underwritten Net Operating Income (NOI)                  $6,258,142
 Underwritten Net Cash Flow (NCF)                         $5,882,547

[PHOTO OMITTED]

                      MORTGAGE LOAN INFORMATION

 Mortgage Loan Seller                                           MLML
 Loan Group                                                        1
 Origination Date                                   January 21, 2005
 Cut-off Date Principal Balance                          $66,912,420
 Cut-off Date Loan Balance Per SF/Unit                          $126
 Percentage of Initial Mortgage Pool Balance                    5.9%
 Number of Mortgage Loans                                          1
 Type of Security (Fee/Leasehold)                                Fee
 Mortgage Rate                                               6.3480%
 IO Period (Months)                                                0
 Original Term to Maturity/ARD (Months)                          178
 Original Amortization Term (Months)                             356
 Lockbox                                                        Hard
 Cut-off Date LTV Ratio                                        77.1%
 LTV Ratio at Maturity or ARD                                  57.0%
 Underwritten DSCR on NOI                                      1.25x
 Underwritten DSCR on NCF                                      1.17x
 Shadow Rating                                      Moody's: Baa3(3)

---------------------
(1)  The tenant, Citicorp North America, Inc., has signed a separate lease at each of the three properties.

(2)  Information obtained from leases in place.

(3)  Moody's Investors Service, Inc. has indicated that in accordance with its methodologies, the credit characteristics of the AFR Citicorp Portfolio
     Loan are consistent with the characteristics of an obligation rated Baa3.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       24

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

[MAPS OMITTED]

This material is for your private information and none of Merrill Lynch, Pierce,
Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc Capital
Markets, a Division of McDonald Investments Inc., J.P. Morgan Securities Inc. or
Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the
Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The
Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof
(including options). This material may be filed with the Securities and Exchange
Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the
Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities.
The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The
Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       25

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "AFR Citicorp Portfolio Loan") is evidenced by a single promissory note secured by first mortgages encumbering three office buildings (the "AFR Citicorp Properties"). The table below provides specific information about the AFR Citicorp Properties. The AFR Citicorp Portfolio Loan
represents approximately 5.9% of the initial mortgage pool balance and approximately 7.3% of the initial group 1 balance. The AFR Citicorp Loan was originated on January 21, 2005 and has a principal balance of as of the cut-off date of $66,912,420.

The AFR Citicorp Portfolio Loan has a remaining term of 177 months and a scheduled maturity date of December 1, 2019. The AFR Citicorp Portfolio Loan permits defeasance of the entire loan or on a property-by-property basis with
United States government obligations beginning two years after the creation of the securitization trust. Voluntary prepayment of the AFR Citicorp Portfolio
Loan is prohibited until September 1, 2019 and permitted thereafter without penalty.

LOCKBOX. The mortgage loan requires a hard lockbox and cash management. At origination, each borrower was required to establish a lender-controlled clearing account. The loan documents require the borrowers to direct the tenants to pay their rents directly to a clearing account. The loan documents also require that all rents received by any borrower or the property manager be deposited into the applicable clearing account, within two business days after receipt. Each business day, all funds in the clearing accounts are transferred to a lender-controlled cash management account. Provided no event of default is continuing, funds in the cash management account are applied to (a) fund the tax and insurance reserve account (if any Citicorp lease has terminated, or if
Citicorp is no longer responsible for, or fails to pay, the taxes and insurance at any property), (b) pay the monthly debt service, (c) fund the rollover reserve account as required under the loan documents, (d) if a "cash trap event" has occurred, pay to the borrowers an amount sufficient to pay operating expenses pursuant to the lender-approved budget and then fund the rollover reserve account with all excess cash, and lastly, (e) unless a cash trap event or an event of default under the mortgage loan is continuing, pay any excess amounts to borrowers.

THE BORROWER. The borrowers are First States Investors 2211, LLC, First States
Investors 2212, LLC and First States Investors 2213, LLC for the Idaho, North
Carolina and Kentucky properties, respectively. The borrowers are single purpose entities. The borrowers are 100% owned indirectly by First States
Group, L.P., the operating partnership of American Financial Realty Trust
("AFR"). AFR owns approximately 96% of the First States Group, L.P. AFR is a self-managed, self-administered real estate investment trust focused on acquiring and operating properties that are net leased to regulated financial institutions under long-term leases. AFR's largest tenants include Bank of
America, State Street Financial, Wachovia and KeyBank. AFR, which went public in 2003, currently owns 550 properties which consist of approximately 25 million square feet. As of February 2005, AFR had a market capitalization of approximately $1.75 billion.

THE PROPERTY. The AFR Citicorp Properties consist of three office buildings totaling 530,334 net rentable square feet and located in Louisville, Kentucky,
McLeansville, North Carolina and Meridian, Idaho. The properties are 100%
triple-net leased to Citicorp for a term of 15 years pursuant to individual leases. The properties, which were built-to-suit for Citicorp North America, will be used by Citicorp North America to house credit card call center functions.

The following table presents certain information regarding the AFR Citicorp
Properties:

                                                           PORTFOLIO PROPERTIES
                                                           --------------------
                                                                                                       ALLOCATED LOAN
                                                  YEAR   SQUARE   % OF                                   AMOUNT AT      APPRAISED
            PROPERTY               LOCATION      BUILT    FEET    TOTAL     OCCUPANCY   PRIMARY TENANT  CUT-OFF DATE       VALUE

 AFR Citicorp Louisville ...   Louisville, KY    2004   176,778   33.3%       100.0%        Citicorp     $22,969,935     $29,700,000
 AFR Citicorp Greensboro....  McLeansville, NC   2004   176,778   33.3%       100.0%        Citicorp     $21,971,243     $28,900,000
 AFR Citicorp Boise ........    Meridian, ID     2004   176,778   33.3%       100.0%        Citicorp     $21,971,243     $28,200,000

The following table presents certain information relating to the major tenant at the AFR Citicorp Properties.

                                                             TENANT INFORMATION
                                                             ------------------
      TENANT NAME      PARENT COMPANY      CREDIT RATINGS        SQUARE      % OF      AVERAGE BASE          LEASE
                                       (MOODY'S/S&P/FITCH)(1)     FEET       GLA       RENT PSF NNN      EXPIRATION(2)

 Citicorp. .........  Citigroup Inc.        Aa1/AA-/AA+          530,334    100.0%        $ 12.42       November 30, 2019

---------------------
(1)  Ratings provided for the entity listed in the "parent company" column whether or not the parent company guarantees the lease.

(2)  Leases at the Meridian, ID and McLeansville, NC properties expire on
     November 30, 2019. The lease on the Louisville, KY property expires on
     December 30, 2019.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       26

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the AFR Citicorp Properties.

                                                               LEASE ROLLOVER SCHEDULE(1)
                                                               --------------------------
                           NUMBER      SQUARE  % OF                  % OF BASE  CUMULATIVE    CUMULATIVE   CUMULATIVE  CUMULATIVE %
                         OF LEASES     FEET     GLA       BASE RENT     RENT    SQUARE FEET    % OF GLA    BASE RENT  OF BASE RENT
            YEAR          EXPIRING   EXPIRING EXPIRING    EXPIRING    EXPIRING    EXPIRING     EXPIRING     EXPIRING    EXPIRING

 Vacant ...............    NAP          0        0.0%         NAP        NAP          0           0.0%        NAP           NAP
 Month-to-Month .......     0           0        0.0%     $        0      0.0%        0           0.0%    $        0        0.0%
 2005-2018 ............     0           0        0.0%     $        0      0.0%        0           0.0%    $        0        0.0%
 2019 .................     3        530,334   100.0%     $6,583,360    100.0%     530,334      100.0%    $6,583,360      100.0%
----------------------- -----------  -------   -----      ----------    -----      -------      -----     ----------      -----
 TOTAL ................     3        530,334   100.0%     $6,583,360    100.0%     530,334      100.0%    $6,583,360      100.0%

THE MARKET:

Louisville, Kentucky.(2)

The Louisville property is located in Jefferson County in the southeast submarket of Louisville. The estimated 2004 population of Louisville is approximately 1,049,900 people, representing an increase of approximately 2.92%
since 1999. Forecasts indicate an increase of approximately 1.65% in total population between 2004 and 2008. The largest sectors of Louisville's employment base are professional and business services (approximately 11.2%), educational and health services (approximately 12.6%), retail trade
(approximately 10.9%), manufacturing (approximately 12.8%) and government
(approximately 12.6%). The largest employers in Louisville are United Parcel
Service, Inc., Ford Motor Company, Norton Healthcare, GE Appliances, Jewish
Hospital HealthCare Services, The Kroger Company and the University of
Louisville. The southeast office submarket has approximately 2.6 million square feet of inventory, an increase of about 7.0% from approximately 2.4 million square feet in third quarter 2001. As of September 2004, the vacancy rate for the Louisville southeast submarket was approximately 16.0% and the average asking rents in Louisville were approximately $13.68 per square foot (gross) in the submarket.

McLeansville, North Carolina.(2)

The McLeansville property is located approximately 9 miles outside of
Greensboro, North Carolina and is included in the Greensboro metropolitan statistical area ("MSA"). The estimated 2004 population of Greensboro is approximately 1,307,300 people, which represents a 5.6% increase from 1999. The largest sectors of Greensboro's economy are manufacturing (approximately
19.1%), health and education services (approximately 13.5%), government
(approximately 11.4%) and professional and business services (approximately
11.3%). Major employers include Wake Forest University Baptist Medical Center,
Moses Cone Health System, RJ Reynolds Tobacco Company, Novant Health, and the
Sara Lee Corporation. In 2004, the Greensboro office market had approximately
15.4 million square feet of projected inventory and the Southern Guilford submarket, within which the property is located, had approximately 1.4 million square feet, comprising 9.2% of the Greensboro office market. The 2004 projected office vacancy rate for the Greensboro market was approximately 18.0%
and the comparable estimated vacancy rate in the Southern Guilford submarket, in which the property is located, was approximately 29.3%. As of September
2004, average asking rents in Greensboro were projected to be approximately
$15.76 per square foot (gross) as compared with approximately $15.07 per square foot (gross) in the submarket.

Meridian, Idaho.(2)

The Meridian property is located in the city of Meridian in the southwest portion of the Boise MSA. Boise had a 2004 population of over 460,000 and has grown over the 13-year period from 1990 to 2003 at a rate of approximately
3.6%. The forecasted annualized growth rate through 2008 for Boise is approximately 2.9%. The largest sectors in Boise's employment base are services
(approximately 37.2%), retail trade (approximately 12.0%), manufacturing
(approximately 13.8%) and government (approximately 15.7%). Major employers include Micron Technology, St. Luke's Regional Medical Center, Albertson's
Inc., Hewlett-Packard Company, Saint Alphonsus Regional Medical Center and
Wal-Mart Stores. The Boise office market has approximately 15.7 million square feet of inventory. The Meridian submarket, within which the property is located, has approximately 860,000 square feet, comprising 5.5% of the Boise office market. Over the past three years, the inventory in the Meridian office market has increased at an average rate of approximately 12.3% per year. As of
September 2004, the vacancy rate for Boise was approximately 10.7% and in the
Meridian submarket was approximately 14.3%. The average asking rents in Boise were approximately $13.64 per square foot (gross), as compared to approximately
$15.05 per square foot (gross) in the submarket.

---------------------
(1)  Information obtained from underwritten rent roll.

(2)  Certain information is from a third party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal. Population references are based upon radius information obtained from a third-party marketing information resources company.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       27

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to AFR Citicorp Properties:

                    ESCROWS / RESERVES
                    ------------------
 TYPE:                             INITIAL     MONTHLY

  Debt Service Reserve .........   $418,381      $0

Debt Service Reserve. Rent has been prepaid through March 31, 2005. The borrower funded a debt service reserve at closing which will be applied to the monthly debt service due on the last payment date (December 1, 2019).

Leasing Reserve. The borrowers are required to post cash or a letter of credit in the amount of $1.233 million by the end of the sixth year of the loan term and such cash deposit or letter of credit shall be increased by $1.233 million at the end of each of the succeeding five loan years. If the borrowers fail to deliver any such cash or letter of credit (a cash trap event) then 100% of the excess cash flow will be swept into a rollover reserve account until such time as $7.4 million, in the aggregate, is on deposit in such account and/or has been posted in the form of cash or a letter of credit. In addition, any lease termination fees collected will be required to be deposited in the rollover reserve account.

RELEASE PROVISIONS. The borrowers may release one or more of the mortgaged properties on a property-by-property basis upon satisfaction of specified partial-defeasance conditions.

PROPERTY MANAGEMENT. The property manager for each of the AFR Citicorp
Properties is First States Management Corp., LLC (FSMC), which is an affiliate of the borrowers. FSMC manages each property pursuant to a separate management agreement. The lender may require the borrowers to terminate FSMC as property manager if an event of default under the AFR Citicorp Loan has occurred and is continuing, or if FSMC defaults under the management agreement beyond any applicable cure period.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       28

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

SIMON -- DESOTO SQUARE MALL

[PHOTO OMITTED]

                       PROPERTY INFORMATION

 Number of Mortgaged Real Properties                         1
 Location (City/State)                           Bradenton, FL
 Property Type                                 Anchored Retail
 Size (Square Feet)                                    492,997
 Percentage Occupancy as of January 27, 2005             85.1%
 Year Built                                               1973
 Year Renovated                                           1997
 Appraisal Value                                   $80,200,000
 # of Tenants                                            85(1)
 Average Rent Per Square Foot                      $14.09(1,2)
 Underwritten Occupancy                                  86.1%
 Underwritten Revenues                              $9,309,273
 Underwritten Total Expenses                        $3,273,713
 Underwritten Net Operating Income (NOI)            $6,035,559
 Underwritten Net Cash Flow (NCF)                   $5,750,824

[PHOTO OMITTED]

                    MORTGAGE LOAN INFORMATION

 Mortgage Loan Seller                                      BOA
 Loan Group                                                  1
 Origination Date                                June 30, 2004
 Cut-off Date Principal Balance                    $64,153,369
 Cut-off Date Loan Balance Per SF/Unit                    $130
 Percentage of Initial Mortgage Pool Balance              5.6%
 Number of Mortgage Loans                                    1
 Type of Security (Fee/Leasehold)                          Fee
 Mortgage Rate                                         5.8900%
 Amortization Type                                  IO-Balloon
 IO Period (Months)                                         60
 Original Term to Maturity/ARD (Months)                    120
 Original Amortization Term (Months)                       360
 Lockbox                                                  Hard
 Cut-off Date LTV Ratio                                  80.0%
 LTV Ratio at Maturity or ARD                            74.7%
 Underwritten DSCR on NOI                                1.32x
 Underwritten DSCR on NCF                                1.26x

---------------------
(1) Information obtained from underwritten rent roll.

(2) Excludes tenants paying percentage rent.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       29

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

[MAP OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       30

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Simon -- DeSoto Square Mall Loan") is evidenced by an amended, restated and consolidated renewal promissory note and is secured by first mortgages encumbering the fee and leasehold interests in a
492,997 square foot portion of the DeSoto Square Mall, a 693,094 square foot mall located in Bradenton, Florida (The "Simon -- DeSoto Square Mall
Property"). The Simon -- DeSoto Square Mall loan represents approximately 5.6%
of the initial mortgage pool balance and approximately 7.0% of the initial loan group 1 balance. The Simon -- DeSoto Square Mall Loan was originated on June
30, 2004, and has a principal balance of $64,153,369 as of the cut-off date.

The Simon -- DeSoto Square Mall Loan has a remaining term of 112 months to its maturity date of July 1, 2014. The Simon--DeSoto Square Mall Loan provides for
52 months of interest only payments during its remaining loan term. The Simon
-- DeSoto Square Mall Loan may be prepaid on or after January 1, 2014 and permits defeasance with United States government obligations beginning two years after the creation of the securitization trust.

LOCKBOX. The borrower is required to notify and advise each tenant under each lease to send directly to the lockbox all payments of rent or any other item payable under the related lease. Provided no event of default has occurred, or the net operating income for the trailing four quarters has not fallen below
$5,017,000, any and all funds in the lockbox account are required to be transferred to an account designated by the borrower on each business day. Upon the occurrence of an event of default or once the net operating income for the trailing four quarters falls below $5,017,000, all amounts on deposit in the lockbox account will be automatically transferred weekly to the cash management account and will be disbursed by the lender in accordance with the payment priorities set forth in the related mortgage loan documents. At any time that there are sufficient funds in the cash management account to make certain
"required disbursements" required under the related mortgage loan documents and provided that no event of default under the related mortgage loan documents has occurred and is continuing, the lender is required to disburse to the related borrower all funds on deposit in the cash management account in excess of the amount of such required disbursements on a weekly basis. All funds on deposit in the cash management account following the occurrence of an event of default under the related mortgage loan documents may be applied by the lender in such order and priority as it determines.

THE BORROWER. The borrower, DeSoto Square, LLC, (the "Simon -- DeSoto Square
Mall Borrower"), a Delaware limited liability company, is a single purpose entity. DeSoto Square, LLC, the owner of a leasehold interest in the Simon --
DeSoto Square Mall Property, is 100% owned by its sole member, Simon Capital
Limited Partnership, a Delaware limited partnership and the fee owner of the
Simon -- DeSoto Square Mall Property. The Simon -- DeSoto Square Mall Borrower
leases the Simon -- DeSoto Square Mall Property from Simon Capital Limited
Partnership under a fifty year "triple net" ground lease. The Simon -- DeSoto
Square Mall Borrower is sponsored by Simon Property Group, L.P. (NYSE: "SPG")
(Rated "BBB+" by S&P, "Baa2" by Moody's, and "BBB" by Fitch), an
Indianapolis-based real estate investment trust (a "REIT") primarily engaged in the ownership, operation, leasing, management, acquisition, expansion and development of primarily regional malls and community shopping centers. SPG is the largest publicly traded retail real estate company in North America with a total market capitalization of approximately $34 billion as of October 14,
2004. As of September 30, 2004, SPG owned or held an interest in approximately
244 income-producing properties in North America containing an aggregate of 204 million square feet of gross leasable area, which consisted of approximately
174 regional malls, 66 community shopping centers, and four office and mixed-use properties in 37 states plus Canada and Puerto Rico. SPG also owns interests in four parcels of land held for future development and has ownership interests in 48 shopping centers in Europe. For the year ended December 31,
2003, SPG had total revenues of $2.3 billion and net income of $368.7 million.
As of September 30, 2004, SPG reported liquidity of approximately $489.0 million, total assets of $16.2 billion, and shareholders' equity of $3.2 billion.

THE PROPERTY. The Simon -- DeSoto Square Mall Property consists of the fee simple and leasehold interests in a 492,997 square foot portion of the DeSoto
Square Mall, a regional mall totaling 693,094 gross leasable square feet.
Situated at 303 US 301 Boulevard West, the entire mall, completed in 1973 and expanded in 1978, 1989, and 1997, consists of a single-story main building of in-line space with four attached anchor store buildings located in the city of
Bradenton, Florida. The subject collateral also includes two out-parcel buildings and is situated on 60.1 acres with 3,739 parking spaces. Pursuant to the related ground lease, the Simon--DeSoto Square Mall Borrower, as lessee under the ground lease, has prepaid the base rent, which is equal to $10 per year, in full for the entire term of the ground lease.

The following table presents certain information relating to the major tenants at the Simon -- DeSoto Square Mall Property.

                                                              TENANT INFORMATION(1)
                                                              ---------------------

                                                               CREDIT RATINGS                    %                         LEASE
          TENANT NAME                 PARENT COMPANY      (MOODY'S/S&P/FITCH)(2)  SQUARE FEET  OF GLA   BASE RENT PSF    EXPIRATION

 Burdine's-Macy's ..........  Federated Department Stores     Baa1/BBB+/BBB+        132,208     26.8%      $ 2.02         1/31/2014
 J.C. Penney ...............    J.C. Penney Corporation        Ba2/BB+/BB+          103,162     20.9%      $ 2.25         1/31/2009
 Old Navy Clothing Co. .....            Gap Inc.              Ba1/BBB-/BBB-         19,460       3.9%      NAP(3)         1/31/2007

---------------------
(1)  Information obtained from underwritten rent roll except credit ratings.

(2)  Credit ratings are of the parent company whether or not the parent guarantees the lease.

(3)  In lieu of base rent, Old Navy Clothing Co. pays a percentage of gross annual sales for rent.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       31

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Simon -- DeSoto Square Mall Property.

                         LEASE ROLLOVER SCHEDULE(1)
                         --------------------------
                           NUMBER      SQUARE      % OF
                         OF LEASES     FEET        GLA       BASE RENT
            YEAR          EXPIRING   EXPIRING   EXPIRING     EXPIRING

 Vacant ...............     NAP       67,721       13.9%          NAP
 Month-to-Month .......       4        9,876        2.0%   $  143,001
 2005 .................       6       12,102        2.5%   $  232,846
 2006 .................      21       33,733        6.9%   $1,017,387
 2007 .................      19       40,225        8.2%   $  961,640
 2008 .................       4        9,819        2.0%   $  317,276
 2009 .................      10      127,722       26.2%   $1,022,410
 2010 .................       5       16,208        3.3%   $  329,417
 2011 .................       7       13,662        2.8%   $  368,452
 2012 .................       2        4,644        1.0%   $  115,154
 2013 .................       2        9,764        2.0%   $   57,376
 2014 .................       3      134,525       27.6%   $  341,874
 2015 .................       3        7,936        1.6%   $  273,783
-----------------------     ---      -------      -----    ----------
 TOTAL ................      86      487,937      100.0%   $5,180,616

                          % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                            RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
            YEAR          EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING

 Vacant ...............        NAP       67,721         13.9%            NAP          NAP
 Month-to-Month .......       2.8%       77,597         15.9%     $  143,001          2.8%
 2005 .................       4.5%       89,699         18.4%     $  375,846          7.3%
 2006 .................      19.6%      123,432         25.3%     $1,393,234         26.9%
 2007 .................      18.6%      163,657         33.5%     $2,354,874         45.5%
 2008 .................       6.1%      173,476         35.6%     $2,672,150         51.6%
 2009 .................      19.7%      301,198         61.7%     $3,694,560         71.3%
 2010 .................       6.4%      317,406         65.1%     $4,023,977         77.7%
 2011 .................       7.1%      331,068         67.9%     $4,392,429         84.8%
 2012 .................       2.2%      335,712         68.8%     $4,507,583         87.0%
 2013 .................       1.1%      345,476         70.8%     $4,564,959         88.1%
 2014 .................       6.6%      480,001         98.4%     $4,906,833         94.7%
 2015 .................       5.3%      487,937        100.0%     $5,180,616        100.0%
------------------------    -----       -------        -----      ----------        -----
 TOTAL ................     100.0%      487,937        100.0%     $5,180,616        100.0%

THE MARKET(2). The Simon -- DeSoto Square Mall Property is located in the city of Bradenton, Manatee County, Florida. Population in the Sarasota-Bradenton
metro statistical area ("MSA") increased 19.9% from 1994 to 2004 with a total population of 637,900 as of 2004. Sarasota-Bradenton is projected to grow at an annual rate of 2.1% through 2009 to an estimated population of 708,200. Major economic drivers and employment sectors in the area are services, government, retail trade, finance, insurance and real estate. The largest employers in the
Sarasota-Bradenton MSA are Manatee County School Board (4,528), Tropicana Dole
Beverages (2,400), Manatee County Government (1,639), Blake Medical Center
(1,200), and Manatee County Sheriffs (1,133).

The appraiser determined that within the 20-mile trade area, there is a total population of 581,631 as of 2004. Median and average household incomes of the
20-mile trade area are estimated at $45,174 and $64,115, respectively. Within the 30-mile trade area, there is a total population of 1,115,265 as of 2004.
Median and average household incomes of the 30-mile trade area are estimated at
$42,357 and $59,487, respectively.

Population as of 2004 within a 1-mile, 3-mile and 5-mile radius of the subject is estimated to be 14,461, 108,459 and 187,843, respectively. Median household income within a 1-mile, 3-mile and 5-mile radius of the subject is estimated to be $27,659, $32,903 and $37,541 respectively. Average household income within a
1-mile, 3-mile and 5-mile radius of the subject is estimated to be $34,565,
$41,869 and $49,330 respectively.

---------------------
(1)  Information obtained from underwritten rent roll.

(2)  Certain information is from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       32

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to the Simon-DeSoto Square Mall Loan:

Replacement, Tax and Insurance Reserves. Replacement, tax and insurance are required to be reserved upon the occurrence of a net operating income trigger event (net operating income for the trailing four quarters as of the end of two consecutive calendar quarters falls below $5,017,000); provided that the Simon
-- DeSoto Square Mall Borrower is permitted pursuant to the loan documents to provide a guaranty by Simon Property Group, L.P. in lieu of making the deposits.

RELEASE PROVISIONS. The Simon -- DeSoto Square Mall Borrower is permitted to substitute another retail property for the Simon -- DeSoto Square Mall Property provided that certain conditions are satisfied, including that the substitute property has an appraised value not less than 110% of the fair market value of the released property, that net operating income for the substitute property is greater than 115% of the net operating income of the released property, and delivery of rating agency confirmations. The Simon -- DeSoto Square Mall
Borrower is also permitted to release non-income generating portions of the
Simon -- DeSoto Square Mall Property without the lender's consent to governmental agencies and third parties or to grant easements to such non-income producing property.

PROPERTY MANAGEMENT. Simon Management Associates, LLC ("SMA"), an affiliate of the Simon -- DeSoto Square Mall Borrower, manages the Simon-DeSoto Square Mall
Property. Headquartered in Indianapolis, Indiana and in business for approximately 44 years, SMA is a wholly owned subsidiary of Simon Property
Group, L.P., a majority-owned partnership subsidiary of SPG that owns all but one of SPG's real estate properties. SMA provides day-to-day property management functions including leasing, management and development services to most of the SPG properties.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       33

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

EMERALD POINT APARTMENTS
------------------------

[PHOTO OMITTED]

                         PROPERTY INFORMATION

 Number of Mortgaged Real Properties                             1
 Location (City/State)                          Virginia Beach, VA
 Property Type                                         Multifamily
 Size (Units)                                                  863
 Percentage Occupancy as of November 15, 2004                94.1%
 Year Built                                                   1965
 Year Renovated                                               1971
 Appraisal Value                                       $65,600,000
 Underwritten Occupancy                                      93.4%
 Underwritten Revenues                                  $7,631,458
 Underwritten Total Expenses                            $2,966,133
 Underwritten Net Operating Income (NOI)                $4,665,325
 Underwritten Net Cash Flow (NCF)                       $4,449,575

[PHOTO OMITTED]

                        MORTGAGE LOAN INFORMATION

 Mortgage Loan Seller                                         MLML
 Loan Group                                                      2
 Origination Date                                December 15, 2004
 Cut-off Date Principal Balance                        $52,000,000
 Cut-off Date Loan Balance Per SF/Unit                     $60,255
 Percentage of Initial Mortgage Pool Balance                  4.6%
 Number of Mortgage Loans                                        1
 Type of Security (Fee/Leasehold)                              Fee
 Mortgage Rate                                             5.5400%
 IO Period (Months)                                             24
 Original Term to Maturity/ARD (Months)                        120
 Original Amortization Term (Months)                           360
 Lockbox                                       Soft-Springing Hard
 Cut-off Date LTV Ratio                                      79.3%
 LTV Ratio at Maturity or ARD                                69.5%
 Underwritten DSCR on NOI                                    1.31x
 Underwritten DSCR on NCF                                    1.25x

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       34

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

[MAP OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       35

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Emerald Point Apartments Loan") is evidenced by a single promissory note and is secured by a first mortgage encumbering an
863-unit, 198-building apartment complex located in Virginia Beach, Virginia
(the "Emerald Point Apartments Property"). The Emerald Point Apartments Loan
represents approximately 4.6% of the initial mortgage pool balance and approximately 24.2% of the initial loan group 2 balance. The Emerald Point
Apartments Loan was originated on December 15, 2004, and has a principal balance as of the cut-off date of $52,000,000.

The Emerald Point Apartments Loan has a remaining term of 118 months and a maturity date of January 1, 2015. The Emerald Point Apartments Loan may be
prepaid on or after October 1, 2014, and permits defeasance with United States government obligations beginning two years after the securitization of the
Emerald Point Apartments Loan.

LOCKBOX. The loan documents require Emerald Point, LLC, a Delaware limited liability company ("Emerald Borrower") to maintain an account in the name of
Emerald Borrower for the benefit of the lender (the "Lockbox") at a bank acceptable to the lender.  Prior to the occurrence of a Trigger Event (as hereinafter defined), Emerald Borrower shall cause the property manager to deposit all rents into the Lockbox within one (1) business day after receipt of same.  All funds deposited into the Lockbox shall then be transferred to an account solely controlled by Emerald Borrower not less often than one (1) time per week.  Upon the occurrence of a Trigger Event (as hereinafter defined), all funds on deposit in the Lockbox shall be automatically transferred through automatic clearing house funds or by federal wire to an account under the sole dominion and control of the lender on a daily basis.  A "Trigger Event" means the earliest to occur of (a) an event of default, (b) the date on which the debt service coverage falls below 1.10:1.0 for the trailing twelve (12) month period during the first (1st) and second (2nd) loan years, 1.15:1.0 for the trailing twelve (12) month period during the third (3rd), fourth (4th) and fifth (5th) loan years or 1.20:1.0 for the trailing twelve (12) month period thereafter; provided, however, that for purposes of determining whether a
Trigger Event has occurred, debt service coverage will not be tested prior to the payment date occurring in January, 2006 or (c) the failure of Emerald
Borrower to complete the capital expenditure work (as required pursuant to the terms of the loan documents) prior to the second (2nd) anniversary of the closing date unless otherwise agreed to by the lender.

THE BORROWER. The borrowing entity, Emerald Point, LLC, a Delaware limited liability company, is a single purpose entity. It is 100% owned by its managing member, EPM LLC, (managing member) a Delaware limited liability company, which is 100% owned by Emerald Point Investors, LLC, a Virginia limited liability company. Emerald Point Investors is owned by DR Investments, L.L.C. (30.025%
ownership interest), C. Torrey Breeden (19.784%), 2003 Trust (18.809%), 1991
Trust (18.895%) as well as 6 additional members totaling 12.487%. DR
Investments L.L.C. is jointly owned by Mr. Ramon W. Breeden, Jr. and his spouse. The sole manager of Emerald Point Investors, LLC, is Emerald Point
Manager, LLC, which is 100% owned by Ramon W. Breeden, Jr., who also serves as the indemnitor. Both Emerald Point, LLC, and EPM, LLC, have two independent managers and one springing member.
The sponsor is Ramon W. Breeden, Jr. of the Breeden Company, Inc. The Breeden
Company has developed, built and operated over 2,600 apartment units, 2 million square feet of commercial shopping center and office space, 1,700 residential homes and three timeshare resort hotels. The company typically retains ownership in each project it develops throughout the economic life of the property.

THE PROPERTY. The Emerald Point Apartments Property is a garden-style apartment complex consisting of 863 units constructed in phases between 1965 and 1971.
The units are housed in 198 two-story buildings. The project amenities include three lighted tennis courts, a sand volleyball court, two swimming pools, a wading pool, a volleyball court, a sport court, several children's playgrounds, a fitness center, clubhouse with business center, a leasing office, a picnic area and laundry facilities.

The following table presents certain information relating to the unit configuration of Emerald Point Apartments:

                                               MULTIFAMILY INFORMATION(1)
                                               --------------------------
                             NUMBER    AVERAGE UNIT    NET RENTABLE        % OF      AVERAGE MONTHLY    AVERAGE MONTHLY
 UNIT MIX                  OF UNITS    SQUARE FEET     SQUARE FEET    TOTAL UNITS     ASKING RENT1     MARKET RENT/UNIT

 Studio                        40           600           24,000           4.6%          $  625             $  625
 1BR/ 1BA                     223           800          178,400          25.8%          $  669             $  669
 1BR/ 1BA Den                  11           900            9,900           1.3%          $  779             $  779
 2BR/ 1BA                     416         1,000          416,000          48.2%          $  745             $  745
 2BR/ 1BA Den                  17         1,100           18,700           2.0%          $  849             $  849
 2BR/ 1.5BA                    36         1,250           45,000           4.2%          $  899             $  899
 3BR/ 1.5BA                    20         1,500           30,000           2.3%          $  989             $  989
 3BR/ 2BA                      50         1,300           65,000           5.8%          $1,025             $1,025
 3BR/ 2BA                      36         1,500           54,000           4.2%          $1,005             $1,005
 3BR/ 2BA                       8         1,700           13,600           0.9%          $1,130             $1,130
 3BR/ 2.5BA                     6         1,800           10,800           0.7%          $1,225             $1,225
-------------------------     ---         -----          -------         -----           ------             ------
 Total/Weighted Average       863         1,003          865,400         100.0%          $  768             $  768

(1) Information obtained from the underwritten rent roll.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       36

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

THE MARKET.(1) The Emerald Point Apartments Property is located in the city of
Virginia Beach, Virginia Beach County, which forms part of the Norfolk-Virginia
Beach-Newport News, VA-NC MSA, also known as Hampton Roads. The population in the Hampton Roads MSA was 1,551,351 in 2000 and is expected to grow by 11.0% by
2010. The Hampton Roads unemployment rate was 4.5% as of August 2004 compared to 5.4% for the entire United States during the same period. As of the third quarter 2004, services and government comprised the majority of sector employers with 32% and 20%, respectively, of total employment. As of May 2004, the surveyed inventory was 78,733 units with a vacancy rate of 3.4% and average rent of $811 per month.

ESCROWS. The following escrow/reserve accounts have been established:

                      ESCROWS / RESERVES
 TYPE:                                   INITIAL      MONTHLY

  Taxes ............................    $ 39,851      $39,851
  Insurance ........................    $      0      $27,496
  Replacement Reserves .............    $      0      $17,979
  Immediate Repair Reserve .........    $268,125      $     0

PROPERTY MANAGEMENT. The Emerald Point Apartments Property is managed by
Breeden Property Management, L.L.C., an owner affiliated entity. Breeden
Property Management, L.L.C., is part of The Breeden Company, Inc., which manages 2,600 apartment units, 2 million square feet of commercial shopping center and office space, 1,700 residential homes and three timeshare resort hotels.

ADDITIONAL DEBT. A $6,500,000 mezzanine promissory note ("Mezzanine Loan") was originated simultaneously with the Emerald Point Apartments Loan. The Mezzanine
Loan is secured by 100% of the membership in the Emerald Borrower and pledged such membership interest in the Emerald Borrower as security for the Mezzanine
Loan. The maturity date and the amortization for the Mezzanine Loan are the same as the Emerald Point Apartments Loan.

---------------------
(1)  Certain information is from a third party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal. Additionally, certain information was sourced from a separate third party.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       37

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

SUN COMMUNITIES -- INDIAN CREEK

[PHOTO OMITTED]

[PHOTO OMITTED]

                         PROPERTY INFORMATION

 Number of Mortgaged Real Properties                             1
 Location (City/State)                        Fort Myers Beach, FL
 Property Type                                              MHC(1)
 Size (Pads)                                                 1,532
 Percentage Occupancy as of January 1, 2005                 100.0%
 Year Built                                                   1974
 Appraisal Value                                       $65,000,000
 Underwritten Occupancy                                      95.0%
 Underwritten Revenues                                  $6,459,284
 Underwritten Total Expenses                            $2,180,556
 Underwritten Net Operating Income (NOI)                $4,278,728
 Underwritten Net Cash Flow (NCF)                       $4,202,028

[PHOTO OMITTED]

[PHOTO OMITTED]

                       MORTGAGE LOAN INFORMATION

 Mortgage Loan Seller                                          BOA
 Loan Group                                                      2
 Origination Date                                     June 9, 2004
 Cut-off Date Principal Balance                        $52,000,000
 Cut-off Date Loan Balance Per SF/Unit                     $33,943
 Percentage of Initial Mortgage Pool Balance                  4.6%
 Number of Mortgage Loans                                        1
 Type of Security (Fee/Leasehold)                              Fee
 Mortgage Rate                                             5.0510%
 Amortization Type                                      IO-Balloon
 IO Period (Months)                                             24
 Original Term to Maturity (Months)                            120
 Original Amortization Term (Months)                           360
 Lockbox                                       Soft-Springing Hard
 Cut-off Date LTV Ratio                                      80.0%
 LTV Ratio at Maturity                                       69.3%
 Underwritten DSCR on NOI                                    1.27x
 Underwritten DSCR on NCF                                    1.25x

---------------------
(1) Manufactured Housing Community

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       38

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

[MAP OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       39

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Sun Communities - Indian Creek Loan") is evidenced by a single promissory note and is secured by a first mortgage encumbering a manufactured housing community located in Fort Myers Beach,
Florida (the "Sun Communities - Indian Creek Property"). The Sun Communities -
Indian Creek Loan represents approximately 4.6% of the initial mortgage pool balance and approximately 24.2% of the initial loan group 2 balance. The Sun
Communities - Indian Creek Loan was originated on June 9, 2004 and has a principal balance of $52,000,000 as of the cut-off date.

The Sun Communities - Indian Creek Loan has a remaining term of 112 months and a scheduled maturity date of July 1, 2014. The Sun Communities - Indian Creek
Loan provides for 16 months of interest only payments during its remaining loan term. The Sun Communities - Indian Creek Loan may be prepaid on any payment date after December 31, 2013.

LOCKBOX. Each of the mortgage loans in the Sun Communities Portfolios is structured with a lockbox account for each related mortgaged real property.
Upon the occurrence of and during the continuance of an event of default under the mortgage loan documents, if requested by the lender, the borrower is to direct each of its respective tenants to pay rent directly into the lockbox account, and the lender will have the right to withdraw and apply funds as stated in the related mortgage loan documents.

THE BORROWER. The borrower, Sun Indian Creek LLC (the "Sun Communities - Indian
Creek Borrower"), is a Michigan limited liability company and a single purpose entity with at least two independent directors for which the Sun Communities -
Indian Creek Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held 0.5% by Sun QRS Pool 10, Inc., a Michigan corporation, as the managing member of the Sun Communities - Indian Creek
Borrower and 99.5% by Sun Communities Operating Limited Partnership, a Michigan
limited partnership. The borrower principals are Sun Communities, Inc. ("SCI")
and Sun Communities Operating Limited Partnership ("SCOLP").

SCI is a fully integrated, self-administered and self-managed REIT, which owns, operates and develops manufactured housing communities concentrated in the
Midwest and Southeast United States. SCI, together with affiliates and predecessors, has been in this business since 1975. Structured as an umbrella partnership REIT, or UPREIT, SCOLP is the operating partnership through which
SCI conducts substantially all of its operations, and which owns, either directly or indirectly through subsidiaries, all of the assets.

As of November 30, 2004 SCI owned and operated a portfolio of 136 manufactured housing communities located in 17 states consisting of manufactured housing communities, RV communities and communities containing both manufactured housing pads and RV spaces. The communities contained a total of 46,800 developed pads.

As of the fiscal year ended December 31, 2003, SCI reported revenue of approximately $189.1 million, net income of $23.7 million, liquidity of $24.1 million and stockholder equity of $326.6 million.

THE PROPERTY. The Sun Communities -- Indian Creek Property is collateralized by a 1,532-pad manufactured housing community built in 1974 and situated on 184.8 acres. Of the 1,532 pads, 353 (23%) are manufactured housing pads and 1,179
(77%) are recreational vehicle (RV) spaces, of which 883 are currently leased on a permanent basis (12 month leases) and 296 are leased on a seasonal basis
(daily, weekly, monthly). The current manufactured housing pad mix is 55 (16%)
single-wide and 298 (84%) double-wide. Project amenities include a clubhouse, three recreation halls, three heated pools with spa, volleyball court, five tennis courts, 16 shuffleboard courts, horseshoe pits, mini golf course, lake, laundry facilities and RV storage. The subject property is served by public water and sewer.

THE MARKET.(1) The subject property is located in southwest Florida, approximately 100 miles south of Tampa, 13 miles south of Fort Myers and five miles east of the Gulf of Mexico within the Fort Myers metropolitan statistical area ("MSA"). Population is approximately 490,000 in the MSA, 477,807 in Lee
County, 50,000 in Fort Myers and approximately 55,000 within a five-mile radius of the subject property. The major industry segments are retail trade (17%), professional and business services (14%) and leisure and hospitality services
(12%).

The immediate neighborhood is composed of retail shopping centers and single-family residential. The single-family housing is comprised of traditional detached single-family dwellings and manufactured home communities.
Commercial development is located primarily along State Road 867/McGregor
Boulevard.

---------------------
(1)  Certain information is from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       40

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to the Sun Communities - Indian Creek Loan:

Real Estate Taxes. Monthly deposits for Real Estate Taxes will not be required unless a Reserve DSCR Period is continuing. In lieu of making monthly deposits, the Sun Communities - Indian Creek Borrower may elect to deliver to the lender a letter of credit in an amount equal to the real estate taxes that the lender estimates will be payable during the next 12 months. So long as no event of default has occurred and is continuing under the loan documents, upon the discontinuance of a Reserve DSCR Period, the lender is required to release to the Sun Communities - Indian Creek Borrower any letter of credit or reserve amounts then on deposit.

Insurance. Monthly deposits for insurance were waived upon the lender's review and approval of a blanket insurance policy.

Replacements. Monthly deposits for replacements are not required under the loan documents unless a Reserve DSCR Period is continuing. If a Reserve DSCR Period is continuing, the Sun Communities - Indian Creek Borrower is required to make monthly deposits in the amount of $50 per pad on an annual basis. So long as no event of default has occurred and is continuing under the loan documents, upon the discontinuance of a Reserve DSCR Period, the lender is required to release to the Sun Communities - Indian Creek Borrower any reserve amounts then on deposit.

A "Reserve DSCR Period" means the period commencing on the date that the lender determines that the debt service coverage ratio for the immediately preceding three months is less than 1.10x and continuing through the date that the lender determines that the debt service coverage ratio for the immediately preceding six months is not less than 1.10x.

PROPERTY MANAGEMENT. SCOLP manages the Sun Communities - Indian Creek Property.
SCOLP, a Sun Communities - Indian Creek Borrower related entity founded in 1975 and headquartered in Detroit, Michigan, currently manages 115 manufactured housing communities located in 17 states containing a total of 43,875 developed pads.

The Sun Communities -- Indian Creek Borrower self-manages the portfolio. In the event the Sun Communities -- Indian Creek Borrower elects to have the properties managed by a property manager not affiliated with the Sun
Communities - Indian Creek Borrower, the Sun Communities - Indian Creek
Borrower is required to choose a property manager that is acceptable to the lender, and the Sun Communities - Indian Creek Borrower is required enter into an acceptable management agreement that conforms to the lender's standards.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       41

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

400 INDUSTRIAL AVENUE

[PHOTO OMITTED]

                       PROPERTY INFORMATION

 Number of Mortgaged Real Properties                         1
 Location (City/State)                            Cheshire, CT
 Property Type                                      Industrial
 Size (Square Feet)                                    986,565
 Percentage Occupancy as of February 25, 2005           100.0%
 Year Built                                          1963-1995
 Year Renovated                                           1997
 Appraisal Value                                   $66,000,000
 # of Tenants                                             1(1)
 Average Rent Per Square Foot                         $6.31(1)
 Underwritten Occupancy                                  93.0%
 Underwritten Revenues                              $7,464,791
 Underwritten Total Expenses                        $1,996,592
 Underwritten Net Operating Income (NOI)            $5,468,199
 Underwritten Net Cash Flow (NCF)                   $5,149,048

[PHOTO OMITTED]

                     MORTGAGE LOAN INFORMATION

 Mortgage Loan Seller                                     MLML
 Loan Group                                                  1
 Origination Date                            February 25, 2005
 Cut-off Date Principal Balance                    $48,500,000
 Cut-off Date Loan Balance Per SF/Unit                     $49
 Percentage of Initial Mortgage Pool Balance              4.3%
 Number of Mortgage Loans                                    1
 Type of Security (Fee/Leasehold)                          Fee
 Mortgage Rate                                         5.2380%
 IO Period (Months)                                          0
 Original Term to Maturity/ARD (Months)                    120
 Original Amortization Term (Months)                       360
 Lockbox                                                  Hard
 Cut-off Date LTV Ratio                                  73.5%
 LTV Ratio at Maturity or ARD                            60.9%
 Underwritten DSCR on NOI                                1.70x
 Underwritten DSCR on NCF                                1.60x

---------------------
(1) Information obtained from the lease in place.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       42

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

[MAP OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       43

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "400 Industrial Loan") is evidenced by a single promissory note and is secured by a first mortgage encumbering an industrial property in Cheshire, Connecticut (the "400 Industrial Property").
The 400 Industrial Loan represents approximately 4.3% of the initial mortgage pool balance and approximately 5.3% of the initial loan group 1 balance. The
400 Industrial Loan was originated on February 25, 2005 and has a principal balance of $48,500,000 as of the cut-off date.

The 400 Industrial Loan has a remaining term of 120 months and a maturity date of March 1, 2015. The 400 Industrial Loan may be prepaid on or after December
1, 2014, and permits defeasance with United States government obligations beginning two years after the securitization of the 400 Industrial Loan.

LOCKBOX. The loan is structured with a "hard" lockbox account controlled by the lender (and which is identical to the cash management account) into which all rents and other revenues from Bozzuto's Warehouse Facility, located at 400
Industrial Avenue and 275 Schoolhouse Road are required to be deposited. On or before each payment date during the term of the loan, all funds on deposit in the lockbox account are required to be allocated among the sub-accounts in accordance with the loan documents and, provided that if no event of default has occurred and is continuing, any funds remaining on deposit in the lockbox account after such allocation are to be disbursed to the borrower on the payment date in such month. After the occurrence, and during the continuance, of an event of default, no funds in the lockbox account will be distributed to the borrower, and the lender will have the right to apply all or any portion of the funds held in the lockbox account or any subaccount to the debt in the lender's sole discretion.

THE BORROWER. The borrower for the 400 Industrial Loan is Industrial Avenue
L.L.C. a Connecticut limited liability company. Industrial Avenue L.L.C. is owned by Michael A. Bozzuto (49.75%); Jayne A. Bozzuto (49.75%); and
Schoolhouse Industrial Development Corporation (0.5%). Schoolhouse Industrial
Development Corporation is owned jointly by Michael Bozzuto and Jayne Bozzuto.
Michael Bozzuto and Jayne Bozzuto are also principal shareholders in Bozzuto's,
Inc. (the "400 Industrial Tenant") (the sole tenant at the 400 Industrial
Property). The Bozzuto family has owned and operated the 400 Industrial
Property since the first components of the complex were constructed in 1963.

THE PROPERTY. The 400 Industrial Loan is secured by a 986,565 square foot industrial complex comprised of three separate structures located on an approximately 101.7 acre parcel.

400 Industrial Avenue: This building is a distribution / refrigerated warehouse facility constructed in phases from 1995 through 1997. The building contains
727,890 square feet, of which approximately 298,788 square feet (41.0%) is refrigerated. The building has a 40-foot exterior wall height with 36-foot clear heights in dry warehouse areas and 32-foot clear heights in perishable areas. The 400 Industrial Avenue building has a total of 73 shipping /
receiving docks. Mezzanine office space represents about 6.0% of the building area.

275 Schoolhouse Road: The building at 275 Schoolhouse Road is the original of the three structures and was built in phases from 1963 to 1969. This building contains a total of 252,375 square feet, of which approximately 21.1% can be refrigerated. Clear heights in the building range from approximately 18 feet to
21 feet. The building is served by 42 shipping / receiving docks. Approximately
7.0% of the building area is used as office space.

Fleet Service Building: The fleet service building is situated near the 275
Schoolhouse Road distribution building, and was constructed at the same time
(1969). This building contains approximately 6,300 square feet, with clear height of approximately 18 feet. The building is configured with five overhead doors to accommodate truck and trailer maintenance and repair.

The following table presents certain information relating to Bozzuto's, Inc.
(the "400 Industrial Tenant").

                                                     TENANT INFORMATION
                                                     ------------------
                                                    CREDIT RATINGS      SQUARE      % OF    BASE RENT         LEASE
         TENANT NAME           PARENT COMPANY    (MOODY'S/S&P/FITCH)     FEET        GLA      PSF(1)        EXPIRATION

 Bozzuto's, Inc. .........          N/A                NR/NR/NR         986,565      100%     $ 6.31      January 1, 2030

The 400 Industrial Tenant is a full service grocery distribution company founded by Adam Bozzuto in 1945. The 400 Industrial Tenant has been owned and managed by the Bozzuto family since that time. Michael Bozzuto presently serves as president of the company, and his sister Jayne Bozzuto serves as vice president.

The primary business line of Bozzuto's, Inc. involves the wholesale distribution of food products and certain non-food, household, and personal items to independent retail supermarkets and other wholesale operations in 11 states. Through subsidiary companies, Bozzuto's, Inc. also operates nine retail supermarkets, a small business investment company, and a leasing company. The subject property serves as the primary distribution center for the core grocery distribution business.

---------------------
(1)  Information obtained from the lease in place. The lease between Bozzuto's,
     Inc. and the borrower covers all three buildings at the 400 Industrial
     Property at a base annual rental rate of $6,230,000. The lease does not provide separate allocations to any building or any particular space within a building.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       44

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

Sales for Bozzuto's, Inc. exceeded $1.0 billion in fiscal 2004, representing an
18.9% increase over fiscal 2003 sales. The company's sales have tripled over the past 10 years, in large part because of the major expansion of the subject property (by 727,890 square feet) in 1995 and 1997. Sales in every year since
2000 have exceeded $825 million. The company posted net income in fiscal 2004 of $2,191,885, a 43.7% increase over 2003 net income of $1,524,929.

The following table presents certain information relating to the lease rollover schedule at the 400 Industrial Property.

                                                        LEASE ROLLOVER SCHEDULE(1)
                                                        --------------------------
                           NUMBER     SQUARE    % OF                    % OF BASE  CUMULATIVE   CUMULATIVE  CUMULATIVE  CUMULATIVE %
                          OF LEASES    FEET      GLA      BASE RENT        RENT    SQUARE FEET   % OF GLA    BASE RENT  OF BASE RENT
            YEAR          EXPIRING   EXPIRING  EXPIRING    EXPIRING      EXPIRING    EXPIRING    EXPIRING    EXPIRING     EXPIRING

 Vacant ...............     NAP            0       0.0%       NAP         NAP               0        0.0%       NAP         NAP
 Month-to-Month .......       0            0       0.0%   $        0        0.0%            0        0.0%   $        0        0.0%
 2005-2015 ............       0            0       0.0%   $        0        0.0%            0        0.0%   $        0        0.0%
 Thereafter ...........       1      986,565     100.0%   $6,230,000      100.0%      986,565      100.0%   $6,230,000      100.0%
-----------------------     ---      -------     -----    ----------      -----       -------      -----    ----------      -----
 TOTAL ................       1      986,565     100.0%   $6,230,000      100.0%      986,565      100.0%   $6,230,000      100.0%

THE MARKET.(2) The 400 Industrial Property is located in Cheshire, Connecticut, approximately 27 miles southwest of the Hartford, Connecticut business district. The 400 Industrial Property is located near the intersection of
Interstates 84 and 691, which form the basis of its solid ground transportation network for distribution throughout the Northeast U.S. The 400 Industrial
Property is located within 400 miles of population centers in the northeast
U.S. and eastern Canada, with access to a population of approximately
67,836,000 and major markets such as New York City, Providence, Boston,
Philadelphia, Washington, D.C., Baltimore, and Montreal.

The Cheshire industrial market contains approximately 3,113,000 square feet according to CB Richard Ellis. Aside from the 400 Industrial Property, the majority of the industrial space in the Cheshire market is located in the
Fisher Industrial Park about one mile to the west. Occupants in the Fisher
Industrial Park include Bloomingdales by Mail, Inc. (aka Cheshire Direct);
Pratt & Whitney Aircraft Engine Rebuild Center; and Condor Pacific Industries,
Inc. (now a part of BAE). The market for industrial space in the Cheshire area is also influenced by two nearby commercial centers: the Greater New Haven industrial market and the Hartford industrial market. The Greater New Haven industrial market contains a total of approximately 48,560,000 square feet. The
Cheshire area is most influenced by the North submarket, which contains approximately 26,222,000 square feet of inventory, or approximately 54.0% of the total Greater New Haven market. The Hartford industrial market contains approximately 67,543,580 square feet of active space. The subject's immediate
Cheshire market has a vacancy rate of approximately 10.2%. Much of the vacant space within these markets is represented by small flex buildings that do not compete with larger distribution / warehouse properties. CB Richard Ellis determined that larger properties with refrigerated components have an average occupancy well in excess of 95% in these markets.

---------------------
(1)  Information obtained from the lease in place.

(2)  Certain information is from third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal. Population references are based upon radius information obtained from a third-party marketing information resources company.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       45

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to the 400 Industrial Loan:

                      ESCROWS / RESERVES
                      ------------------
 TYPE:                                INITIAL        MONTHLY

  Debt Service Reserve ..........    $1,604,751      $     0
  Environmental Reserve .........    $  100,000      $     0
  Taxes .........................    $  411,300      $     0
  Insurance .....................    $        0      $     0
  Immediate Repairs .............    $   41,113      $     0
  Capital Expenditures ..........    $  300,000      $ 8,221
  Leasing Reserve ...............    $        0      $12,500
  Tax Abatement Reserve .........    $1,610,000      $     0
  L/C Transfer Reserve ..........    $    5,500      $     0

Debt Service Reserve. A debt service reserve equal to 6 month's worth of principal and interest was collected at closing in the form of a pledge account in favor of MLML. The required reserve period will be reduced to 4 months in year two, 2 months in year three and will be zero thereafter (assuming no delinquent payments occur and the mortgage loan is not otherwise in default).

Environmental Reserve. An Environmental Reserve of $100,000 was established at loan closing. The funds will remain on deposit with the lender throughout the loan term unless or until the borrower provides a no further action letter from the Connecticut Department of Environmental Protection in relation to on-site leaking underground storage tank (LUST) listings. The LUST listings are associated with five underground storage tanks (four used for diesel and one for gasoline) that were installed in 1976 and removed in 1997. Soil contamination was encountered when these tanks were removed in 1997, and impacted soil was removed. Petroleum-based and non-petroleum-based compounds were identified in the groundwater near the tank removal site, as well as in an upgradient well. Monitoring at the subject property began in 1997. In 1999, trace levels of petroleum and non-petroleum contaminants were detected below remediation standards. The non-petroleum-based contaminants have been attributed to the eastern adjoining property. Groundwater monitoring has continued, and the latest sampling in September / October 2004 did not indicate the presence of compounds above remediation standards.

Taxes. In lieu of collected escrows for taxes, the borrower has posted a tax letter of credit in an amount sufficient to pay six months of property taxes.
Should an event of default occur, the tax letter of credit is callable at any time by the lender, and monthly tax escrow collections will be commenced under the terms of the loan documents.

Insurance. Escrow collections for insurance have been deferred, provided that the premiums are prepaid each year by the tenant with proof provided to the lender. In the event that premiums are not paid on a timely basis and/or proof of payment is not provided to the lender, the loan documents provide for monthly insurance collections to be commenced.

Immediate Repairs. Immediate repairs totaling $32,890 were identified at the subject complex. These items included repair of asphalt parking areas;
seal-coating and re-striping of all asphalt parking areas; and repair of exterior wall panels at the 275 Schoolhouse Road facility. An immediate repair escrow of $41,113 was established at closing to ensure that funds are available to complete these repairs. The immediate repair balance represents 125% of the estimated cost for the identified items.

Capital Expenditures Reserve. The mortgage loan structure provides for an upfront capital expenditures reserve of $300,000, with ongoing collections of
$.10/SF/Year, to ensure that adequate funds are available during the loan term to re-roof the older building components and complete all other capital repairs.

Leasing Reserve. Monthly collections of $12,500 per month into a leasing reserve continue throughout the loan term.

Tax Abatement Reserve. A letter of credit in the amount of $1,610,000 has been posted with the the lender to secure contingent obligations of the tenant under a 1997 tax abatement agreement with municipalities. All direct ad valorem tax abatements have expired and the property is taxed without any special considerations. Tenant's ongoing obligation is to continue operation of its business and occupancy at the site through 2012, and if the tenant fails to meet the obligation, the tax abatement agreement provides for a recapture of a portion of prior-year abatements. The letter of credit protects the lender from this tax recapture exposure in the event of a tenant default under the tax abatement agreement.

L/C Transfer Reserve. At closing $5,500 was deposited into a letter of credit transfer reserve to be applied by the servicer to any charges incurred in connection with a transfer of the two letters of credit issued in favor of the lender at closing.

PROPERTY MANAGEMENT. The 400 Industrial Property will be managed by Bozzuto's,
Inc. as a part of the company's day-to-day operations.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       46

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

THE CENTENNIAL RIDGE APARTMENTS

[PHOTO OMITTED]

                      PROPERTY INFORMATION

 Number of Mortgaged Real Properties                         1
 Location (City/State)                             Roswell, GA
 Property Type                                     Multifamily
 Size (Units)                                              664
 Percentage Occupancy as of January 11, 2005             96.7%
 Year Built                                               1987
 Year Renovated                                           1996
 Appraisal Value                                   $51,100,000
 Underwritten Occupancy                                  94.0%
 Underwritten Revenues                              $5,645,199
 Underwritten Total Expenses                        $2,456,356
 Underwritten Net Operating Income (NOI)            $3,188,843
 Underwritten Net Cash Flow (NCF)                   $3,039,443

[PHOTO OMITTED]

                        MORTGAGE LOAN INFORMATION

 Mortgage Loan Seller                                     MLML
 Loan Group                                                  2
 Origination Date                            February 10, 2005
 Cut-off Date Principal Balance                    $38,000,000
 Cut-off Date Loan Balance Per SF/Unit                 $57,229
 Percentage of Initial Mortgage Pool Balance              3.3%
 Number of Mortgage Loans                                    1
 Type of Security (Fee/Leasehold)                          Fee
 Mortgage Rate                                         5.0200%
 IO Period (Months)                                         48
 Original Term to Maturity/ARD (Months)                     84
 Original Amortization Term (Months)                       360
 Lockbox                                   Soft-Springing Hard
 Cut-off Date LTV Ratio                                  74.4%
 LTV Ratio at Maturity or ARD                            71.1%
 Underwritten DSCR on NOI                                1.30x
 Underwritten DSCR on NCF                                1.24x

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       47

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

[MAP OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       48

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Centennial Ridge Apartments Loan") is evidenced by a single promissory note and is secured by a first mortgage encumbering a 664-unit, 39-building apartment complex located in Roswell,
Georgia (the "Centennial Ridge Apartments Property"). The Centennial Ridge
Apartments Loan represents approximately 3.3% of the initial mortgage pool balance and approximately 17.7% of the initial loan group 2 balance. The
Centennial Ridge Apartments Loan was originated on February 10, 2005, and has a principal balance as of the cut-off date of $38,000,000.

The Centennial Ridge Apartments Loan has a remaining term of 84 months and a scheduled maturity date of March 1, 2012. The Centennial Ridge Apartments Loan may be prepaid on or after November 1, 2011, and permits defeasance with United
States government obligations beginning two years after the securitization of the Centennial Ridge Apartments Loan.

LOCKBOX. The loan is structured with a collection account with LaSalle Bank
National Association ("LaSalle"), LaSalle has entered into a cash collateral account agreement with the lender. WLI-IV Roswell, L.L.C., a Delaware limited liability company (the "Centennial Ridge Borrower") is required to deposit all rents, revenues and receipts from the mortgaged real property into the collection account. On each monthly payment date, any funds remaining after payment of debt service, escrows/reserve, fees/expenses, and other amounts due under the loan agreement, including accounts designated by the mezzanine lender
(residual funds) are disbursed to the Centennial Ridge Borrower provided there is no event of default. The loan is structured with a springing lockbox account under the control of the lender into which all rents, revenues, and receipts from Centennial Ridge Apartments are required to be deposited following the occurrence of a trigger event which occurs upon the event of default. The lender is authorized to transfer all collected and available balances from the collection account to the lockbox account to be held until disbursed by the lender. Upon the occurrence of an event of default, all residual funds will remain under the control of the lender and may be used by the lender in its sole and absolute discretion.

THE BORROWER.  The borrower, WLI-IV Roswell, L.L.C., a Delaware limited liability company, was formed as a single member special purpose entity. Its sole member is WLI-IV Roswell Mezz, L.L.C., a newly formed Delaware limited liability company, whose sole member is Walton/Levin Investors IV Roswell,
L.L.C., a newly formed Delaware limited liability company.

The sponsor is The Walton Street Real Estate Fund IV, L.P., a closed-end opportunity fund. Some of the key investments of the Fund IV include 311 South
Wacker Drive, Chicago, Bank of America Center, Austin, Inland Center Mall, San
Bernardino and Bayside Towers, Foster City, CA. The fund was created by Walton
Street Capital Partners. Prior to Fund IV, Walton was instrumental in creating three prior funds between April 1997 and August 2000 with total equity commitments in excess of $1 billion.

THE PROPERTY. The Centennial Ridge Apartments Property consists of 39 two- and three-story garden apartment buildings containing 664 multifamily units located at 100 Calibre Creek Parkway in Roswell, GA. The Centennial Ridge Apartments
Property was constructed in phases beginning in 1987 with the construction of
Phase I (404 units) and then expanded in 1996 with the construction of Phase II
(260 units). The unit mix includes one-, two- and three-bedroom units. The subject is also improved with a clubhouse and community center. Other amenities include: two swimming pools, a fitness facility, detached garages, four lighted tennis courts, sand volleyball and basketball courts, playground, and a laundry facility.

The following table presents certain information relating to the unit configuration of Centennial Ridge Apartments:

                                                  MULTIFAMILY INFORMATION(1)
                                                  --------------------------
                                                                                                                     AVERAGE
                                                    AVERAGE                                            AVERAGE       MONTHLY
                                                     UNIT         NET RENTABLE      % OF TOTAL        MONTHLY        MARKET
          UNIT MIX           NUMBER OF UNITS     SQUARE FEET      SQUARE FEET         UNITS        ASKING RENT(2)   RENT/UNIT

 1BR/1BA. ..............           270                799           215,790            40.7%          $  632          $618
 2BR/2BA ...............           334              1,166           389,370            50.3%          $  765          $737
 3BR/2BA ...............            60              1,300            78,000             9.0%          $1,030          $900
-------------------------          ---              -----           -------           -----           ------          ----
 AVERAGE/TOTAL .........           664              1,029           683,160           100.0%          $  735          $703

THE MARKET.(3) The Centennial Ridge Apartments Property is located in the City of Roswell, Fulton County, Georgia. Roswell is located in northern Fulton
County, 18 miles north of the Atlanta CBD. Fulton County is part of the 20
County area comprising the Atlanta MSA. It is bordered by Alpharetta to the north, Marietta to the west, Duluth to the east and by North Atlanta and the
Atlanta CBD to the south. The 2003 population within a 1-, 3- and 5-mile radius of the Centennial Ridge Apartments Property was 9,380, 73,642 and 183,775,
respectively. The 2003 Average house hold income within a 1-, 3- and 5-mile radius was $107,256, $106,589 and $113,853, respectively. The North Fulton submarket has exhibited a 2004 mid-year vacancy rate for class B properties of
5.6%, with and average rent of $698 per unit.

---------------------
(1)  Information obtained from underwritten rent roll.

(2)  Represents the average in-place rents for occupied units and market rents for vacant and employee/model units.

(3)  Certain information obtained from a third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       49

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to the loan:

                        ESCROWS / RESERVES
                        ------------------
 TYPE:                                   INITIAL         MONTHLY

  Taxes ............................    $  208,318      $ 44,723
  Insurance ........................    $  132,990      $ 13,385
  Replacement Reserves .............    $   13,833      $ 13,833
   Immediate Repair Reserve.........    $1,004,963      $      0

MEZZANINE LOAN. A $6,000,000 Mezzanine Promissory Note ("Mezzanine Loan") was
originated contemporaneously with the Centennial Ridge Apartments Loan. The
Mezzanine Loan, does not encumber the property but is secured by 100% of the membership in the Centennial Ridge Borrower. The maturity date and the amortization for the Mezzanine Loan is the same as the Centennial Ridge
Apartments Loan, except that Mezzanine Loan interest-only payments may be made following the 48th month if the combined debt yield (Net Cash Flow/Outstanding
Principal Balance) is less than: 8.5% (during the 49th to 60th months); 9.0%
(mos. during the 61st to 72nd months); and 9.5% (during the 73rd and 84th months).

PROPERTY MANAGEMENT. The Centennial Ridge Apartments are managed by the
Worthing Southeast Corporation, an experienced Atlanta-based company which, in addition to the collateral, manages 28 projects totaling over 9,500 units within luxury and class B apartment complexes. Additionally, its development arm has constructed more than 10,000 luxury apartment units.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       50

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

AMERICAN EXPRESS BUILDING

[PHOTO OMITTED]

                        PROPERTY INFORMATION

 Number of Mortgaged Real Properties                             1
 Location (City/State)                              Greensboro, NC
 Property Type                                              Office
 Size (Square Feet)                                        389,377
 Percentage Occupancy as of December 16, 2004               100.0%
 Year Built                                                   1986
 Appraisal Value                                       $56,000,000
 # of Tenants                                                    1
 Average Rent Per Square Foot                                $9.34
 Underwritten Occupancy                                     100.0%
 Underwritten Revenues                                  $3,544,685
 Underwritten Total Expenses                               $35,447
 Underwritten Net Operating Income (NOI)                $3,509,238
 Underwritten Net Cash Flow (NCF)                       $3,431,363

[PHOTO OMITTED]

                       MORTGAGE LOAN INFORMATION

 Mortgage Loan Seller                                          BOA
 Loan Group                                                      1
 Origination Date                                December 16, 2004
 Cut-off Date Principal Balance                        $33,040,000
 Cut-off Date Loan Balance Per SF/Unit                         $85
 Percentage of Initial Mortgage Pool Balance                  2.9%
 Number of Mortgage Loans                                        1
 Type of Security (Fee)                                        Fee
 Mortgage Rate                                             4.2675%
 Amortization Type                               Interest Only ARD
 IO Period (Months)                                             60
 Original Term to Maturity/ARD (Months)                         60
 Original Amortization Term (Months)                             0
 Lockbox                                       Soft-Springing Hard
 Cut-off Date LTV Ratio                                      59.0%
 LTV Ratio at Maturity or ARD                                59.0%
 Underwritten DSCR on NOI                                    1.80x
 Underwritten DSCR on NCF                                    1.76x
 Shadow Rating (S&P/Moody's)                            A+/Baa3(1)

(1)  It has been confirmed by S&P and Moody's, in accordance with their respective methodologies, that the American Express Building mortgage loan has credit characteristics consistent with a A+ and Baa3 investment-grade obligation, respectively.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       51

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

[MAP OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       52

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "American Express Building Loan") is evidenced by a single promissory note and is secured by a first mortgage encumbering an office building located in Greensboro, North Carolina (the "American Express
Building Property"). The American Express Building Loan represents approximately 2.9% of the initial mortgage pool balance and approximately 3.6%
of the initial loan group 1 balance. The American Express Building Loan was originated on December 16, 2004 and has a principal balance of $33,040,000 as of the cut-off date.

The American Express Building Loan has a remaining term of 58 months, an optional prepayment date of January 1, 2010 and a scheduled maturity date of
January 1, 2015. The American Express Building Loan may be prepaid without penalty on or after December 1, 2009.

INTEREST ONLY/EXCESS CASH PERIODS. Monthly payments are interest only for the first 60 months of the loan term. Commencing on the optional prepayment date
(January 1, 2010), monthly payments shall consist of excess cash (hyper amortization) until the principal amount of the loan is paid in full. The entire debt shall be due on the maturity date (January 1, 2015).

LOCKBOX. The American Express Building Borrower has established a cash management account. Upon the occurrence of an event of default or upon the commencement of a cash management period, the lender is required to send its monthly rent payments directly to the cash management account. During a cash management period, the lender shall have the right to disburse funds held in the cash management account to pay the monthly payment and all reserve account payments. Any remaining funds held in the cash management account after the foregoing payments are made will be applied to the principal amount of the loan until the loan is paid in full. A cash management period means the period commencing on the 45th day prior to the optional prepayment date of January 1,
2010.

THE BORROWER. The borrower is Inland Western Greensboro Airport Center, L.L.C.
(the "American Express Building Borrower"), a Delaware limited liability company and a single purpose bankruptcy remote entity with at least one independent director for which the American Express Building Borrower's legal counsel has delivered a non-consolidation opinion. Equity ownership is held
100% by Inland Western Retail Real Estate Trust, Inc. ("Inland Western"), a
Maryland corporation, as the sole member of the American Express Building
Borrower and the related borrower principal.

The Inland Real Estate Group of Companies ("Inland"), the parent company of
Inland Western, is comprised of independent real estate investment and financial companies doing business nationwide. Inland has 35 years of experience specializing in investment, property management, commercial real estate brokerage, land development, acquisition and mortgage lending. Inland is a self-administered REIT based in Oak Brook (Chicago), Illinois. The REIT owns, acquires and manages mostly neighborhood and community retail centers. Inland currently owns and manages a portfolio containing a total of 85.0 million square feet located in 41 states.

Inland Western currently owns and manages a portfolio of approximately 121 properties containing a total of 22.3 million square feet located in 30 states.

THE PROPERTY. The American Express Building Loan is collateralized by a four-story office building built in 1986. The improvements contain 389,377 net rentable square feet and are situated on 50.7 acres. The American Express
Building Property is 100% occupied by American Express Travel Related Services
Company ("American Express") which is rated A+ by S&P, A1 by Moody's and A+ by
Fitch) under a ten-year lease expiring in 2014. American Express uses the building for general office space. Five passenger elevators and one freight elevator serve the upper floors. Fire and life safety features include fully sprinklered interiors, emergency lighting, alarm pull stations, illuminated exit signs and hard-wired smoke detectors. There are 1,815 surface parking spaces, resulting in a parking ratio of approximately 4.7 spaces per 1,000 square feet.

The following table presents certain information relating to the major tenant at the American Express Building Property.

                                                       TENANT INFORMATION

                     TENANT NAME                        PARENT COMPANY   CREDIT RATINGS(1)                % OF  BASE RENT   LEASE
                                                                        (MOODY'S/S&P/FITCH)  SQUARE FEET   GLA     PSF    EXPIRATION

 American Express Travel Related Services Company ..  American Express       A1 / A+ / A+      389,377     100%   $9.34   12/31/2014

American Express occupies 100% of the American Express Building Property under a ten-year lease expiring on December 31, 2014. The current rental rate per square foot of $9.34 increases to $9.80 in lease years six to ten. There are six five-year options to renew the lease with the rental rate per square foot increasing to $10.29, $10.81 and $11.35 in the first, second and third lease renewal option periods, respectively, and to 95% of the then fair market rental rate in each of the three remaining lease renewal option periods. The lease is
NNN with American Express paying all expenses, including property management fees and structural repairs.

THE MARKET.(2) The American Express Building Property is located in north central North Carolina, approximately 96 miles northeast of Charlotte, 79 miles northwest of Raleigh-Durham and 12 miles northwest of Greensboro within the
Greensboro/Winston-Salem/Highpoint metropolitan statistical area ("MSA").
Population is approximately 1.3 million in the MSA, 425,000 in Guilford County and 225,000 in Greensboro. The MSA benefits from well-established biotech, logistics, financial and business service industries and a low cost of living.

---------------------
(1)  Ratings shown are those for the parent company, American Express, whether or not the parent guarantees the lease.

(2)  Certain information is from a third party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       53

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

The major industry sectors are manufacturing (19%), education and health services (14%), government (11%), professional and business services (11%) and retail trade (11%). The major employers are Wake Forest University Baptist
Medical Center (11,000), Moses Cone Health System (7,000), RJ Reynolds Tobacco
Company (7,000), Novent Health (6,900) and Sara Lee Corporation (6,000).

The American Express Building Property is located within one mile of the
Greensboro Airport.

ESCROWS. The requirement for the American Express Building Borrower to make initial and ongoing monthly deposits into reserve accounts was waived due to the quality of the improvements, the NNN long-term lease and American Express'
investment grade credit rating. However, upon a default by American Express under its lease, the American Express Building Borrower is required to establish such reserve accounts and make ongoing monthly deposits in amounts as reasonably determined by the lender.

PROPERTY MANAGEMENT.  Inland US Management LLC ("Inland US") manages the
American Express Building Property. Inland US, an American Express Building
Borrower related entity founded in 2003 and headquartered in Oak Brook
(Chicago), Illinois, currently manages 62 commercial real estate properties totaling approximately 10.9 million square feet located in 18 states. Inland US performs asset management services and The Trammell Crow Company provides day-to-day property management services for the subject property on behalf of
American Express.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       54

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

218 WEST 40TH STREET

[PHOTO OMITTED]

                     PROPERTY INFORMATION

 Number of Mortgaged Real Properties                          1
 Location (City/State)                             New York, NY
 Property Type                                           Office
 Size (Square Feet)                                     157,516
 Percentage Occupancy as of March 7, 2005                100.0%
 Year Built                                                1923
 Year Renovated                                            1985
 Appraisal Value                                    $46,900,000
 # of Tenants                                              4(1)
 Average Rent Per Square Foot                         $24.02(1)
 Underwritten Occupancy                                   95.0%
 Underwritten Revenues                               $4,779,280
 Underwritten Total Expenses                         $1,945,962
 Underwritten Net Operating Income (NOI)             $2,833,318
 Underwritten Net Cash Flow (NCF)                    $2,570,352

-------------------------------------------
(1)  Information obtained from the underwritten rent roll.

                     MORTGAGE LOAN INFORMATION

 Mortgage Loan Seller                                      MLML
 Loan Group                                                   1
 Origination Date                              November 9, 2004
 Cut-off Date Principal Balance                     $32,000,000
 Cut-off Date Loan Balance Per SF/Unit                     $203
 Percentage of Initial Mortgage Pool Balance               2.8%
 Number of Mortgage Loans                                     1
 Type of Security (Fee/Leasehold)                           Fee
 Mortgage Rate                                          5.2150%
 IO Period (Months)                                          12
 Original Term to Maturity/ARD (Months)                     120
 Original Amortization Term (Months)                        360
 Lockbox                                                   Hard
 Cut-off Date LTV Ratio                                   68.2%
 LTV Ratio at Maturity or ARD                             58.0%
 Underwritten DSCR on NOI                                 1.34x
 Underwritten DSCR on NCF                                 1.22X

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       55

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

[MAP OMITTED]

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       56

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COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "218 West 40th Loan") is evidenced by a single promissory note secured by a first mortgage encumbering a 12-story office building located at 218-232 West 40th Street in New York, New York (the "218
West 40th Property"). The 218 West 40th Loan represents approximately 2.8% of the initial mortgage pool balance and approximately 3.5% of the initial loan group 1 balance. The 218 West 40th Loan was originated on November 9, 2004 and has a principal balance as of the cut-off date of $32,000,000.

The 218 West 40th Loan has a remaining term of 117 months and a scheduled maturity date of December 1, 2014. The 218 West 40th Loan may be prepaid on or after September 1, 2014, and permits defeasance with United States government obligations beginning two years after the securitization of the 218 West 40th
Street Loan.

LOCKBOX. The borrower is required to instruct all tenants to make their monthly rental payments directly into a bank account controlled by the lender (the
"Cash Management Account"). Prior to an event of default, monies in the Cash
Management Account shall be applied by the lender in the following order and priority: (i) monthly tax and insurance premium payments, (ii) monthly principal and interest payments, (iii) any required deposits due for capital expenditures pursuant to the loan documents, (iv) after a Rollover Reserve
Trigger Event, any required deposits due for TI/LC's pursuant to the loan documents, (v) any late fees or default interest due the lender under the loan documents, and (vi) prior to an event of default, the balance to be remitted to the borrower. The lender received a pledge of the Cash Management Account as additional security for the loan. Any amounts on deposit in reserves shall be disbursed to the borrower when the Rollover Reserve Trigger Event no longer exists, as more particularly described below.

A "Rollover Reserve Trigger Event" shall occur upon (i) an event of default under the loan documents or (ii) DSCR dropping below 1.06x. "DSCR" shall be defined as the ratio of (i) projected underwritable cash flow, as reasonable determined by the lender, divided by (ii) actual annual debt service due on the loan. If a trigger event is caused by DSCR dropping below 1.06x, a Rollover
Reserve Trigger Event shall no longer exist in the event a DSCR of 1.16x is achieved for three consecutive months.

THE BORROWER. The borrower, 218 West 40th Associates LLC (the "218 West 40th
Borrower"), is a single purpose bankruptcy-remote entity. The principals of the
218 West 40th Borrower consist of Thomas Block, George Kaufman and Robert
Savitt, with Thomas Block having a majority interest.

Thomas Block has been the sole owner of 499 Fashion Tower LLC, which owns 499
Seventh Avenue, for three and a half years. In addition, Thomas Block was a former part owner, President and a director of the Block Drug Company, which was sold to GlaxoSmithKline in January 2001.

George S. Kaufman, the Chairman of the Kaufman Organization, has been active in the real estate industry for over 40 years. The Kaufman Organization provides a broad range of management, brokerage, development and consulting services to owners and tenants throughout the New York metropolitan area. Mr. Kaufman is also the owner and President of the Kaufman Astoria Studios. Mr. Kaufman is on
the board of trustees of philanthropic and civic organizations including the
Whitney Museum, the Fashion Institute of Technology, The Real Estate Board of
New York, the American Museum of the Moving Image and the New York City
Partnership. In addition, he is the Chairman of the Fashion Center Business
Improvement District.

Robert Savitt, a Senior Managing Director of the Kaufman Organization, has been involved with the acquisition, leasing, financing and overall management of both commercial and residential properties throughout the city since 1986. His largest ownership interests include 530 Seventh Avenue and 525 Seventh Avenue.
Mr. Savitt began his career at M.J. Raynes, and later moved to the Adler Group, where he worked for 12 years, serving as its President for 6 years prior to joining the Kaufman Organization. Mr. Savitt plays a role on the boards of the
City Parks Foundation and of the Fashion Center Business Improvement District,
of which he was a founding member.

THE PROPERTY. The security is a 12-story office building totaling 157,516 square feet and located on West 40th Street between Seventh and Eighth Avenues.
The building has both office and retail space. The property is 100% occupied with four tenants: Katharine Gibbs Corporation, The Donna Karan Company,
Fantastex Corporation and C&C Visual Ltd.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       57

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

The following table presents certain information relating to the major tenants at the 218 West 40th Property.

                                                           TENANT INFORMATION(1)
                                                           ---------------------
                                                                      CREDIT RATINGS(2)                % OF   BASE RENT    LEASE
           TENANT NAME                       PARENT COMPANY          (MOODY'S/S&P/FITCH)  SQUARE FEET   GLA      PSF     EXPIRATION

 Katharine Gibbs Corporation   Career Education Corporation              (NR/NR/NR)          96,516    61.3%   $ 25.21    31-Dec-17
 C&C Visual Ltd.                      C&C Visual Ltd.                    (NR/NR/NR)          12,500     7.9%   $ 18.78    31-Jan-08
 The Donna Karan Company       LVMH Moet Hennessy Louis Vuitton SA      (NR/BBB+/BBB)        25,000    15.9%   $ 29.07    31-Dec-08
 Fantastex Corporation                Fantastex Corporation              (NR/NR/NR)          23,500    14.9%   $ 16.58    30-Sep-11

---------------------
(1)  Information obtained from underwritten rent roll except for the credit ratings.

(2)  Credit ratings are for the parent company whether or not the parent company guarantees the lease.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       58

MERRILL LYNCH MORTGAGE TRUST 2005-MKB2

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-MKB2
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the 218 West 40th Property.

                                                             LEASE ROLLOVER SCHEDULE(1)
                                                             --------------------------
 YEAR                  NUMBER     SQUARE    % OF    BASE RENT   % OF BASE     CUMULATIVE  CUMULATIVE  CUMULATIVE    CUMULATIVE %
                     OF LEASES     FEET      GLA     EXPIRING      RENT      SQUARE FEET   % OF GLA    BASE RENT    OF BASE RENT
                      EXPIRING   EXPIRING  EXPIRING              EXPIRING      EXPIRING    EXPIRING     EXPIRING      EXPIRING

 Vacant ............     NAP           0     0.0%            NAP     NAP              0      0.0%             NAP         NAP
 Month-to-Month.....      0            0     0.0%     $        0    0.0%              0      0.0%      $        0        0.0%
 2005 ..............      0            0     0.0%     $        0    0.0%              0      0.0%      $        0        0.0%
 2006 ..............      0            0     0.0%     $        0    0.0%              0      0.0%      $        0        0.0%
 2007 ..............      0            0     0.0%     $        0    0.0%              0      0.0%      $        0        0.0%
 2008 ..............      2       37,500    23.8%     $  961,500   21.2%         37,500     23.8%      $  961,500       21.2%
 2009 ..............      0            0     0.0%     $        0    0.0%         37,500     23.8%      $  961,500       21.2%
 2010 ..............      0            0     0.0%     $        0    0.0%         37,500     23.8%      $  961,500       21.2%
 2011 ..............      1       23,500    14.9%     $  389,620    8.6%         61,000     38.7%      $1,351,120       29.7%
 2012 ..............      0            0     0.0%     $        0    0.0%         61,000     38.7%      $1,351,120       29.7%
 2013 ..............      0            0     0.0%     $        0    0.0%         61,000     38.7%      $1,351,120       29.7%
 2014 ..............      0            0     0.0%     $        0    0.0%         61,000     38.7%      $1,351,120       29.7%
 Thereafter ........      1       96,516    61.3%     $3,192,675   70.3%        157,516    100.0%      $4,543,795      100.0%
-------------------- ----------   ------   -----      ----------  -----         -------    -----       ----------      -----
 TOTAL .............      4      157,516   100.0%     $4,543,795  100.0%        157,516    100.0%      $4,543,795      100.0%

THE MARKET.(2) The subject property is located within the Midtown district, which is a combination of residential and commercial properties. The prime residential locations within this district are concentrated along the east side of the district. The main commercial area is between Park and Eighth Avenues, from 34th Street to Central Park South, and is comprised of corporate headquarters, theater and retail businesses, hotels, financial services, and fashion/textile companies. The subject property is in the Midtown Manhattan office market and more specifically in the Garment Center district. The subject's area is comprised of pre-war, mid-rise office loft buildings along the side streets and pre- and post-war, mid- and hi-rise office buildings along the avenues. The subject is accessible from Grand Central Terminal, and Penn
Station.

ESCROWS. The following escrow/reserve accounts have been established with respect to the 218 West 40th Property:

                   ESCROWS / RESERVES

 TYPE:                               INITIAL      MONTHLY

  Taxes ........................    $218,882     $43,776
  Insurance ....................    $ 12,124     $ 6,062
  Immediate Repairs ............    $398,363     $     0
  Capital Expenditures .........    $      0     $ 3,675
  Rollover Reserve .............    $508,720     $     0

Rollover Reserve. The 218 West 40th Borrower shall deposit monthly reserves of
$15,751.67 in the event of a rollover reserve trigger event which shall occur if there is either (i) an event of default or (ii) DSCR below 1.06x. If the rollover reserve trigger event is caused by a DSCR below 1.06x, a rollover reserve trigger event cure is achieved if the DSCR for the property is equal to or greater than 1.16x for three (3) consecutive months.

Lease Termination Rollover Funds. In the event that the borrower receives a fee, payment or other compensation from any tenant relating to or in exchange for the termination of the tenant's lease, the borrower shall deposit such fee with the lender to be utilized for tenant improvements and leasing commissions that may be incurred with respect to the related space.

Letter of Credit. The borrower obtained a $3,000,000 letter of credit for the benefit of the lender for the purpose of covering the costs of tenant improvements and leasing commissions the borrower would have to incur if the lease to a current tenant, the Katharine Gibbs School, is terminated. The letter of credit will be released to the borrower if ongoing SEC and Department of Justice investigations and shareholder actions involving Career Education
Corporation, the parent of the Katharine Gibbs School are resolved in a manner that is not considered to jeopardize the Katharine Gibbs School's ability to perform under its lease. See "Risk Factors--The Failure of a Tenant Will Have a
Negative Impact on Single Tenant Properties and Properties With Tenant
Concentrations" in the prospectus supplement.

PROPERTY MANAGEMENT. The property manager for the 218 West 40th Property is
Block Buildings LLC.

---------------------
(1)  Information obtained from the underwritten rent roll.

(2)  Certain information is from third-party appraisal. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is for your private information and none of Merrill Lynch,
Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, or KeyBanc
Capital Markets, a Division of McDonald Investments Inc., J.P. Morgan
Securities Inc. or Morgan Stanley & Co. Incorporated (collectively, the
"Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where this material does not pertain to securities that are utlimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only.
Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the
Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       59